[GRAPHIC OMITTED]

                                                                 RYDEX ETF TRUST
                                                                    MAY 20, 2008

                                        LEVERAGED AND INVERSE SELECT SECTOR ETFS
                                           RYDEX 2X S&P SELECT SECTOR ENERGY ETF
                                   RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF
                                        RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF
                                RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF
                                      RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF
                              RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF
                                       RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF
                               RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF

                                                         [LOGO] RYDEXINVESTMENTS
                                                 ESSENTIAL FOR MODERN MARKETS(R)

The U.S. Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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ii


TABLE OF CONTENTS
--------------------------------------------------------------------------------

RYDEX ETF TRUST OVERVIEW .................................................     1
   RYDEX 2X S&P SELECT SECTOR ENERGY ETF .................................     2
   RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF .........................     3
   RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF ..............................     4
   RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF ......................     5
   RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF ............................     6
   RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF ....................     7
   RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF .............................     8
   RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF .....................     9
PRINCIPAL RISKS OF INVESTING IN THE FUNDS ................................    10
DESCRIPTIONS OF PRINCIPAL RISKS ..........................................    12
FUND PERFORMANCE .........................................................    18
FUND FEES AND EXPENSES ...................................................    20
MORE INFORMATION ABOUT THE FUNDS .........................................    24
BENCHMARKS AND INVESTMENT METHODOLOGY ....................................    24
SHAREHOLDER INFORMATION ..................................................    30
DISTRIBUTION PLAN ........................................................    34
DIVIDENDS AND DISTRIBUTIONS ..............................................    34
TAX INFORMATION ..........................................................    34
MANAGEMENT OF THE FUNDS ..................................................    36
INDEX PUBLISHERS INFORMATION .............................................    40
ADDITIONAL INFORMATION ...................................................    41

                     ---------------------------------------
                      PLEASE SEE THE RYDEX PRIVACY POLICIES
                             INSIDE THE BACK COVER.
                     ---------------------------------------

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                                                                    PROSPECTUS 1


                                 RYDEX ETF TRUST

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex ETF Trust (the "Trust") is an investment company offering a number of professionally managed investment portfolios. This Prospectus describes the Rydex 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, and Rydex 2x S&P Select Sector Technology ETF (each a "Leveraged Select Sector Fund," and collectively, the "Leveraged Select Sector Funds") and the Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF (each an "Inverse Select Sector Fund" and together, the "Inverse Select Sector Funds" and together with the Leveraged Select Sector Funds, the "Funds"). The Funds are advised by PADCO Advisors II, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor").

The shares of the Funds are listed for trading on the American Stock Exchange (the "Exchange"). Market prices for a Fund's shares may be different from its net asset value per share ("NAV"). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, or multiples thereof, called a "Creation Unit." Creation Units of a Leveraged Select Sector Fund are issued and redeemed principally in-kind for securities included in the Fund's underlying index. Creation Units of an Inverse Select Sector Fund are issued and redeemed for cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit. For a more detailed discussion, see the "Creations and Redemptions" section herein. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES.

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2


RYDEX 2X S&P SELECT SECTOR ENERGY ETF (REA)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Rydex 2x S&P Select Sector Energy ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the performance of the Energy Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (E.G., if the value of the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P Select Sector Energy ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS

The Rydex 2x S&P Select Sector Energy ETF is subject to a number of risks that may affect the value of its shares, including:

      o     Derivatives Risk

      o     Early Closing Risk

      o     Energy Sector Concentration Risk

      o     Large-Capitalization Securities Risk

      o     Leveraging Risk

      o     Market Risk

      o     Non-Diversification Risk

      o     Swap Counterparty Credit Risk

      o     Tracking Error Risk

      o     Trading Risk

      o     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 12 for a discussion of each of the principal risks that apply to the Fund.

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                                                                    PROSPECTUS 3


RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF (REC)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Rydex Inverse 2x S&P Select Sector Energy ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Energy Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the value of the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex Inverse 2x S&P Select Sector Energy ETF employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged derivative instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

The Rydex Inverse 2x S&P Select Sector Energy ETF is subject to a number of risks that may affect the value of its shares, including:

      o     Derivatives Risk

      o     Early Closing Risk

      o     Energy Sector Concentration Risk

      o     Large-Capitalization Securities Risk

      o     Leveraging Risk

      o     Market Risk

      o     Non-Diversification Risk

      o     Short Sales Risk

      o     Swap Counterparty Credit Risk

      o     Tracking Error Risk

      o     Trading Risk

      o     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 12 for a discussion of each of the principal risks that apply to the Fund.

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4


RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF (RFL)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Rydex 2x S&P Select Sector Financial ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the performance of the Financial Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (E.G., if the value of the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P Select Sector Financial ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS

The Rydex 2x S&P Select Sector Financial ETF is subject to a number of risks that may affect the value of its shares, including:

      o     Derivatives Risk

      o     Early Closing Risk

      o     Financial Sector Concentration Risk

      o     Large-Capitalization Securities Risk

      o     Leveraging Risk

      o     Market Risk

      o     Non-Diversification Risk

      o     Swap Counterparty Credit Risk

      o     Tracking Error Risk

      o     Trading Risk

      o     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 12 for a discussion of each of the principal risks that apply to the Fund.

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                                                                    PROSPECTUS 5


RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF (RFN)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Rydex Inverse 2x S&P Select Sector Financial ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Financial Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the value of the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex Inverse 2x S&P Select Sector Financial ETF employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged derivative instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

The Rydex Inverse 2x S&P Select Sector Financial ETF is subject to a number of risks that may affect the value of its shares, including:

      o     Derivatives Risk

      o     Early Closing Risk

      o     Financial Sector Concentration Risk

      o     Large-Capitalization Securities Risk

      o     Leveraging Risk

      o     Market Risk

      o     Non-Diversification Risk

      o     Short Sales Risk

      o     Swap Counterparty Credit Risk

      o     Tracking Error Risk

      o     Trading Risk

      o     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 12 for a discussion of each of the principal risks that apply to the Fund.

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6


RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF (RHM)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Rydex 2x S&P Select Sector Health Care ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the performance of the Health Care Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (E.G., if the value of the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P Select Sector Health Care ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS

The Rydex 2x S&P Select Sector Health Care ETF is subject to a number of risks that may affect the value of its shares, including:

      o     Derivatives Risk

      o     Early Closing Risk

      o     Health Care Sector Concentration Risk

      o     Large-Capitalization Securities Risk

      o     Leveraging Risk

      o     Market Risk

      o     Non-Diversification Risk

      o     Swap Counterparty Credit Risk

      o     Tracking Error Risk

      o     Trading Risk

      o     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 12 for a discussion of each of the principal risks that apply to the Fund.

                                [GRAPHIC OMITTED]

                                                                    PROSPECTUS 7


RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF (RHO)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Rydex Inverse 2x S&P Select Sector Health Care ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Health Care Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the value of the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex Inverse 2x S&P Select Sector Health Care ETF employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged derivative instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

The Rydex Inverse 2x S&P Select Sector Health Care ETF is subject to a number of risks that may affect the value of its shares, including:

      o     Derivatives Risk

      o     Early Closing Risk

      o     Health Care Sector Concentration Risk

      o     Large-Capitalization Securities Risk

      o     Leveraging Risk

      o     Market Risk

      o     Non-Diversification Risk

      o     Short Sales Risk

      o     Swap Counterparty Credit Risk

      o     Tracking Error Risk

      o     Trading Risk

      o     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 12 for a discussion of each of the principal risks that apply to the Fund.

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8


RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF (RTG)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Rydex 2x S&P Select Sector Technology ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the performance of the Technology Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Underlying Index. When the value of the Underlying Index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Underlying Index (E.G., if the value of the Underlying Index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex 2x S&P Select Sector Technology ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS

The Rydex 2x S&P Select Sector Technology ETF is subject to a number of risks that may affect the value of its shares, including:

      o     Derivatives Risk

      o     Early Closing Risk

      o     Large-Capitalization Securities Risk

      o     Leveraging Risk

      o     Market Risk

      o     Non-Diversification Risk

      o     Swap Counterparty Credit Risk

      o     Technology Sector Concentration Risk

      o     Tracking Error Risk

      o     Trading Risk

      o     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 12 for a discussion of each of the principal risks that apply to the Fund.

                                [GRAPHIC OMITTED]

                                                                    PROSPECTUS 9


RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF (RTW)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Rydex Inverse 2x S&P Select Sector Technology ETF seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the Technology Select Sector Index (the "Underlying Index"). The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the Underlying Index is decreasing. When the value of the Underlying Index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the value of the Underlying Index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Rydex Inverse 2x S&P Select Sector Technology ETF employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged derivative instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

The Rydex Inverse 2x S&P Select Sector Technology ETF is subject to a number of risks that may affect the value of its shares, including:

      o     Derivatives Risk

      o     Early Closing Risk

      o     Large-Capitalization Securities Risk

      o     Leveraging Risk

      o     Market Risk

      o     Non-Diversification Risk

      o     Short Sales Risk

      o     Swap Counterparty Credit Risk

      o     Technology Sector Concentration Risk

      o     Tracking Error Risk

      o     Trading Risk

      o     Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 12 for a discussion of each of the principal risks that apply to the Fund.

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10


PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares. Please see "Descriptions of Principal Risks" immediately following the table for more detailed information about the principal risks of the Funds.

---------------------------------------------------------------------------------------------------------------------------
                                                                           RYDEX INVERSE                    RYDEX INVERSE
                                                            RYDEX 2X S&P   2X S&P SELECT    RYDEX 2X S&P    2X S&P SELECT
                                                           SELECT SECTOR   SECTOR ENERGY   SELECT SECTOR   SECTOR FINANCIAL
                                                             ENERGY ETF         ETF        FINANCIAL ETF         ETF
---------------------------------------------------------------------------------------------------------------------------
Derivatives Risk                                                 X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Early Closing Risk                                               X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Large-Capitalization Securities Risk                             X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Leveraging Risk                                                  X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Market Risk                                                      X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Non-Diversification Risk                                         X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Sector Concentration Risk (for each Fund's specific
Sector Concentration Risk see "Descriptions of
Principal Risks" below.                                          X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Short Sales Risk                                                                 X                                 X
---------------------------------------------------------------------------------------------------------------------------
Swap Counterparty Credit Risk                                    X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Tracking Error Risk                                              X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Trading Risk                                                     X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------
Trading Halt Risk                                                X               X               X                 X
---------------------------------------------------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 11


------------------------------------------------------------------------------------------------------------------------
                                                                                                           RYDEX INVERSE
                                                            RYDEX 2X S&P   RYDEX INVERSE   RYDEX 2X S&P    2X S&P SELECT
                                                           SELECT SECTOR   2X S&P SELECT   SELECT SECTOR       SECTOR
                                                            HEALTH CARE    SECTOR HEALTH    TECHNOLOGY       TECHNOLOGY
                                                                ETF          CARE ETF          ETF               ETF
------------------------------------------------------------------------------------------------------------------------
Derivatives Risk                                                 X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Early Closing Risk                                               X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Large-Capitalization Securities Risk                             X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Leveraging Risk                                                  X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Market Risk                                                      X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Non-Diversification Risk                                         X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Sector Concentration Risk (for each Fund's specific
Sector Concentration Risk see "Descriptions of
Principal Risks" below.                                          X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Short Sales Risk                                                                 X                               X
------------------------------------------------------------------------------------------------------------------------
Swap Counterparty Credit Risk                                    X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Tracking Error Risk                                              X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Trading Risk                                                     X               X              X                X
------------------------------------------------------------------------------------------------------------------------
Trading Halt Risk                                                X               X              X                X
------------------------------------------------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

12


DESCRIPTIONS OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

DERIVATIVES RISK - The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which an option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

      The risks associated with the Fund's use of futures and options contracts include:

            o The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

            o There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

            o Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 13


            o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

            o Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - Each Leveraged Select Sector Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, each Inverse Leveraged Select Sector Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The more the Fund invests in leveraged derivative instruments, the more this leverage will magnify any losses on those investments. Because the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its Underlying Index. Leverage will also have the effect of magnifying tracking error risk.

MARKET RISK - The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities markets generally, or particular segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically,

                                [GRAPHIC OMITTED]

14


the markets have moved in cycles, and the value of the Fund's securities and derivatives may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK - Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SECTOR CONCENTRATION RISK - The Sector Concentration Risk applicable to each Fund is as follows:

      ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector will underperform the market as a whole in the case of the Rydex 2x S&P Select Sector Energy ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Energy Select Sector ETF. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand for both their specific products or services and energy products in general. The prices of the energy-related securities may be affected by changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

      FINANCIAL SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial sector will underperform the market as a whole in the case of the Rydex 2x S&P Select Sector Financial ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Select Sector Financial ETF. To the extent the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 15


      HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector will underperform the market as a whole in the case of the Rydex 2x S&P Select Sector Health Care ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Select Sector Health Care ETF. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a health care company's market value and/or share price.

      TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector will underperform the market as a whole in the case of the Rydex 2x S&P Select Sector Technology ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Select Sector Technology ETF. To the extent the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. Similarly, the prices of the securities of telecommunications companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace

                                [GRAPHIC OMITTED]

16


the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when the Fund sells short an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into swap agreements, including but not limited to equity index or interest rate swap agreements, for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 17


the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counter-party credit risk. Swap agreements also may be considered to be illiquid.

TRACKING ERROR RISK - Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark on either a daily or aggregate basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. In addition, the Fund may not have investment exposure to all of the securities included in its Underlying Index, or its weighting of investment exposure to such securities may vary from that of the Underlying Index. Consistent with its investment objective, the Fund may also invest in securities or financial instruments that are not included in the Underlying Index. Tracking error may adversely affect the performance of the Fund, and may prevent the Fund from achieving its investment objective. For more information about the impact of leverage specifically, please see "Understanding Compounding & the Effect of Leverage."

TRADING RISK

ABSENCE OF PRIOR ACTIVE MARKET - Although the Fund's shares are listed on the Exchange, there can be no assurance that an active trading market for the shares will develop or be maintained.

SHARES MAY TRADE AT PRICES OTHER THAN NAV - Shares may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for the Fund depending on the Fund's trading volume and market liquidity.

                                [GRAPHIC OMITTED]

18


Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR A DISCOUNT TO NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

TRADING HALT RISK - The Fund typically holds short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average(SM), may decline over various time periods within a day. If the price of a security, an option, or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

FUND PERFORMANCE
--------------------------------------------------------------------------------

The Funds are new and therefore do not have a performance history for a full calendar year.

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 19


--------------------------------------------------------------------------------

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

                                [GRAPHIC OMITTED]

20


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds described in this Prospectus.

                                                                      RYDEX
                                                      RYDEX          INVERSE
                                                  2X S&P SELECT   2X S&P SELECT
                                                  SECTOR ENERGY   SECTOR ENERGY
                                                       ETF             ETF
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)(a)
A. CREATION TRANSACTION FEES(b)
   Through NSCC                                            $500             $50
   Outside NSCC                                    up to $2,000             N/A
B. REDEMPTION TRANSACTION FEES(c)
   Through NSCC                                            $500             $50
   Outside NSCC                                    up to $2,000             N/A
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(d)
Management Fees                                            0.70%           0.70%
Distribution (12b-1) Fees(e)                               NONE            NONE
Other Expenses(f),(g)(h)                                   0.00%           0.00%
                                                  ------------------------------
Total Annual Fund Operating Expenses                       0.70%           0.70%
                                                  ==============================

(a) MOST INVESTORS WILL INCUR CUSTOMARY BROKERAGE COMMISSIONS WHEN BUYING OR SELLING SHARES OF THE FUNDS.

(b) THE CREATION TRANSACTION FEE IS THE SAME REGARDLESS OF THE NUMBER OF CREATION UNITS PURCHASED PURSUANT TO ANY ONE CREATION ORDER. ONE CREATION UNIT CONSISTS OF 50,000 SHARES.

(c) THE REDEMPTION TRANSACTION FEE IS THE SAME REGARDLESS OF THE NUMBER OF CREATION UNITS REDEEMED PURSUANT TO ANY ONE REDEMPTION ORDER.

(d)   EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS.

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 21


                                                               RYDEX                          RYDEX                        RYDEX
                                               RYDEX          INVERSE          RYDEX         INVERSE         RYDEX      INVERSE 2X
                                               2X S&P         2X S&P           2X S&P        2X S&P         2X S&P      S&P SELECT
                                           SELECT SECTOR   SELECT SECTOR   SELECT SECTOR  SELECT SECTOR  SELECT SECTOR    SECTOR
                                             FINANCIAL       FINANCIAL      HEALTH CARE    HEALTH CARE    TECHNOLOGY    TECHNOLOGY
                                                ETF             ETF             ETF            ETF            ETF           ETF
-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)(a)
A. CREATION TRANSACTION FEES(b)
   Through NSCC                                     $750         $50                $500        $50               $750      $50
   Outside NSCC                             up to $3,000         N/A        up to $2,000        N/A       up to $3,000      $50
B. REDEMPTION TRANSACTION FEES(c)
   Through NSCC                                     $750         $50                $500        $50               $750      $50
   Outside NSCC                             up to $3,000         N/A        up to $2,000        N/A       up to $3,000      $50
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
  FUND ASSETS)(d)
Management Fees                                     0.70%       0.70%               0.70%      0.70%              0.70%    0.70%
Distribution (12b-1) Fees(e)                        NONE        NONE                NONE       NONE               NONE     NONE
Other Expenses(f),(g)(h)                            0.00%       0.00%               0.00%      0.00%              0.00%    0.00%
                                           ----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                0.70%       0.70%               0.70%      0.70%              0.70%    0.70%
                                           ========================================================================================

(e) THE FUNDS HAVE ADOPTED A DISTRIBUTION (12B-1) PLAN PURSUANT TO WHICH EACH FUND MAY BE SUBJECT TO AN ANNUAL 12B-1 FEE OF UP TO 0.25%. HOWEVER, NO SUCH FEE IS CURRENTLY CHARGED TO THE FUNDS AND NO SUCH FEES WILL BE CHARGED PRIOR TO MARCH 1, 2010.

(f) BECAUSE THE FUNDS ARE NEW, "OTHER EXPENSES" IS BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(g) THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUNDS, EXCLUDING THE MANAGEMENT FEES, INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, ANY FUTURE DISTRIBUTION FEES OR EXPENSES, EXPENSES OF THE INDEPENDENT TRUSTEES (INCLUDING ANY TRUSTEES' COUNSEL FEES) AND EXTRAORDINARY EXPENSES. OTHER EXPENSES ARE THEREFORE ESTIMATED TO BE LESS THAN 0.01% FOR THE FISCAL YEAR ENDING OCTOBER 31, 2008.

(h) THE FUNDS INVEST IN A MONEY MARKET FUND PURSUANT TO A CASH SWEEP AGREEMENT. AS A SHAREHOLDER IN A MONEY MARKET FUND (THE "ACQUIRED FUND"), THE FUNDS WILL INDIRECTLY BEAR THE PROPORTIONATE SHARE OF THE FEES AND EXPENSES OF THE ACQUIRED FUND. THE ACQUIRED FUND'S FEES AND EXPENSES AMOUNT TO LESS THAN .001%.

                                [GRAPHIC OMITTED]

22


FUND FEES AND EXPENSES (CONTINUED)
--------------------------------------------------------------------------------

EXAMPLE

The Examples that follow are intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other funds. The Examples do not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Funds. If the commissions were included, your costs would be higher.

The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, the Examples reflect your cost based on these assumptions.

FUND                                                          1 YEAR   3 YEARS
------------------------------------------------------------------------------
RYDEX 2X S&P SELECT SECTOR ENERGY ETF                           $70     $219
RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF                   $70     $219
RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF                        $70     $219
RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF                $70     $219
RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF                      $70     $219
RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF              $70     $219
RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF                       $70     $219
RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF               $70     $219

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Funds issue and redeem shares at NAV only in large blocks of 50,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee ("Creation Transaction Fee") or redemption transaction fee ("Redemption Transaction Fee"), as applicable, will be assessed per transaction, which is intended to approximate the issuance or redemption transaction costs incurred by the Funds. The Creation Transaction Fee and Redemption Transaction Fee for each Fund is listed below. From time to time, the Advisor may waive the Creation Transaction Fees and Redemption Transaction Fees for authorized participants. The fees would instead be subsidized by the Advisor and State Street Bank and Trust Company, the Funds' administrator (the "Administrator"). Also, for the Leveraged Select Sector Funds, an additional charge of up to four
(4) times the standard transaction fee may be imposed for creations and redemptions effected outside the National Securities Clearing Corporation's ("NSCC") usual clearing process or for cash. Shareholders who hold Creation Units will also pay the annual Fund operating expenses described in the table above.

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 23


LEVERAGED SELECT SECTOR FUNDS

RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF AND RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF

The Creation Transaction Fee per transaction is $750 and the Redemption Transaction Fee per transaction is $750. Assuming an investment in a Creation Unit of $3,750,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $28,406 if the Creation Unit is redeemed after one year, and $85,725 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $32,906 if the Creation Unit is redeemed after one year, and $90,225 if the Creation Unit is redeemed after three years. For more information, see "Creations and Redemptions" and "Transaction Fees."

RYDEX 2X S&P SELECT SECTOR ENERGY ETF AND RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF

The Creation Transaction Fee per transaction is $500 and the Redemption Transaction Fee per transaction is $500. Assuming an investment in a Creation Unit of $3,750,000 and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund's operating expenses remain the same, the total costs would be $27,906 if the Creation Unit is redeemed after one year, and $85,225 if the Creation Unit is redeemed after three years. If creations and redemptions are effected outside of the NSCC, the total costs would increase to $30,906 if the Creation Unit is redeemed after one year, and $88,225 if the Creation Unit is redeemed after three years. For more information, see "Creations and Redemptions" and "Transaction Fees."

INVERSE SELECT SECTOR FUNDS

The Creation Transaction Fee per transaction is $50 and the Redemption Transaction Fee per transaction is $50. Assuming an investment in a Creation Unit of $3,750,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $27,006 if the Creation Unit is redeemed after one year, and $84,325 if the Creation Unit is redeemed after three years. For more information, see "Creations and Redemptions" and "Transaction Fees."

                                [GRAPHIC OMITTED]

24


MORE INFORMATION ABOUT THE FUNDS:
--------------------------------------------------------------------------------
BENCHMARKS AND INVESTMENT METHODOLOGY

Each Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The current benchmark used by each Fund is set forth below:

FUND                                BENCHMARK
-----------------------------------------------------------------------
RYDEX 2x S&P SELECT SECTOR          200% OF THE PERFORMANCE OF
ENERGY ETF                          THE ENERGY SELECT SECTOR INDEX

RYDEX INVERSE 2x S&P SELECT         200% OF THE INVERSE (OPPOSITE)
SECTOR ENERGY ETF                   OF THE PERFORMANCE OF THE
                                    ENERGY SELECT SECTOR INDEX

RYDEX 2x S&P SELECT SECTOR          200% OF THE PERFORMANCE OF
FINANCIAL ETF                       THE FINANCIAL SELECT SECTOR INDEX

RYDEX INVERSE 2x S&P SELECT         200% OF THE INVERSE (OPPOSITE)
SECTOR FINANCIAL ETF                OF THE PERFORMANCE OF THE
                                    FINANCIAL SELECT SECTOR INDEX

RYDEX 2x S&P SELECT SECTOR          200% OF THE PERFORMANCE OF
HEALTH CARE ETF                     THE HEALTH CARE SELECT SECTOR INDEX

RYDEX INVERSE 2x S&P SELECT         200% OF THE INVERSE (OPPOSITE)
SECTOR HEALTH CARE ETF              OF THE PERFORMANCE OF THE
                                    HEALTH CARE SELECT SECTOR INDEX

RYDEX 2x S&P SELECT SECTOR          200% OF THE PERFORMANCE OF
TECHNOLOGY ETF                      THE TECHNOLOGY SELECT
                                    SECTOR INDEX

RYDEX INVERSE 2x S&P SELECT         200% OF THE INVERSE (OPPOSITE)
SECTOR TECHNOLOGY ETF               OF THE PERFORMANCE OF THE
                                    TECHNOLOGY SELECT SECTOR INDEX

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 25


A BRIEF GUIDE TO THE UNDERLYING INDICES

ENERGY SELECT SECTOR INDEX. The Energy Select Sector Index consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500(R) Index. As of March 31, 2008, the Energy Select Sector Index included companies with a capitalization range of $117 million to $ 177.3 billion.

FINANCIAL SELECT SECTOR INDEX. The Financial Select Sector Index consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management, insurance and real estate, including real estate investment trusts industries that comprise the Financial sector of the S&P 500(R) Index. As of March 31, 2008, the Financial Select Sector Index included companies with a capitalization range of $70 million to $168.4 billion.

HEALTH CARE SELECT SECTOR INDEX. The Health Care Select Sector Index consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals industries that comprise the Health Care sector of the S&P 500(R) Index. As of March 31, 2008, the Health Care Select Sector Index included companies with a capitalization range of $55 million to $183.8 billion.

TECHNOLOGY SELECT SECTOR INDEX. The Technology Select Sector Index consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500(R) Index. As of March 31, 2008, the Technology Select Sector Index included companies with a capitalization range of $95 million to $143.6 billion.

                                [GRAPHIC OMITTED]

26


--------------------------------------------------------------------------------
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 27


--------------------------------------------------------------------------------
The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500 Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500 Index is 9.28%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average five-year historical volatility for the five year period ended March 31, 2008 of the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index is 19.51%, 10.00%, 10.78% and 12.02%, respectively. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

28


                                  UPWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance             2x Fund Performance
               0                               0
        -0.66366                        -1.32732
    -0.348088315                     -0.70039326
     -1.01242775                    -2.024374777
    -0.662813543                    -1.332294555
     1.978164896                     3.914064678
     4.522010219                     9.098337365
     5.354057682                     10.83529199
     7.215979943                     14.75287623
     4.917805413                     9.833420421
     4.391904913                     8.732340382
     3.670525533                     7.229594198
     4.533727797                     9.015267185
     3.026665043                     5.871920971
     1.561213759                     2.860076563
     1.075537879                     1.876302218
    -0.763329381                    -1.830568914
    -0.990988228                    -2.280989898
     1.218100843                     2.079623209
     1.101801245                     1.845044235
    -1.736530723                    -3.873351309
     -1.54515279                    -3.498918787
      0.82258783                     1.142590217
     0.566972323                     0.629736599
     0.704638452                     0.905240692
    -0.148551386                    -0.804538068
     0.730400976                     0.941817878
    -0.694128355                    -1.913220499
     0.878578734                     1.193580155
     0.927403966                     1.291535541
     1.210353943                     1.859477181
     1.196096441                     1.830779292
     0.612346758                     0.655957591
     2.228482884                     3.889630885
     2.441455483                     4.322497421
     2.046287568                     3.517649353
     2.496117809                     4.430281653
     1.139581689                     1.666012098
     0.788526201                     0.960246642
    -0.202436667                     -1.02505584
     0.070549588                    -0.483583716
     0.532665379                     0.435530002
    -0.133645021                     -0.89580321
      0.48769348                     0.337389953
    -0.515907261                    -1.666809277
    -1.135225584                    -2.891116501
    -1.462586625                    -3.534210371
    -1.296886111                    -3.209776627
    -1.455482274                    -3.520821689
    -0.921410406                     -2.47506458
     -2.80865938                     -6.19037452
    -3.662028508                    -7.837727829
    -1.564654531                    -3.824798174
    -1.524436802                    -3.746209569
    -1.276997254                    -3.262495771
    -0.644478976                    -2.022901392
     1.746213571                     2.692148502
     2.395914018                      4.00362993
     3.122904528                     5.480439874
     2.098677528                      3.38515532
     1.462919273                     2.097617273
     2.567850464                     4.321303377
     1.973849272                     3.112991448
     2.560066339                     4.298522756
     2.310958194                     3.791861392
      2.93021573                     5.048303391
     5.990742765                      11.2953159
     3.784227482                     6.661424125
     5.454219487                     10.09400208
     6.560645157                     12.40421462
     8.769647331                     17.06449335
     8.729004465                     16.97700872
     11.42722344                     22.78281161
     10.54098702                     20.82970543
     10.15996329                     19.99672961
     11.04928467                      21.9341968
     11.40183284                     22.70840579
     11.12414149                      22.0966553
     12.45296397                     25.01671891
     13.85693923                     28.13838638
     12.99868562                     26.20657207
     10.73306197                     21.14568853
     10.34920581                     20.30578547
     10.90537685                     21.51849185
     9.691628402                      18.8586951
     10.72480288                     21.09773143
     9.346943434                     18.08385109
     9.799978755                     19.06231749
     9.603865013                     18.63700308
     11.17810533                     22.04496963
     10.77799756                     21.16653876
     11.06431437                     21.79287283
     10.05266285                     19.57412335
     10.33156932                     20.18019675
     9.441226652                     18.24056049
     7.581273005                     14.22156384
     8.159382492                     15.44914867
     5.646840036                     10.08538122
     4.862021356                      8.44979868
     4.707150636                     8.129459665
     5.368847475                     9.496107906
     7.891588421                     14.73921954
     8.662570923                     16.37904951
     9.004390772                     17.11123667
     8.560252382                      16.1568972
     5.323311337                     9.229996791
     6.618472096                     11.91639933
     5.799759511                     10.19760965
     5.132173608                      8.80693786
     6.232802334                     11.08513753
     6.290865996                     11.20656913
     5.622222046                     9.807434804
     4.646811387                     7.779313444
      5.93124635                     10.42508003
     7.100939173                      12.8637075
     7.849456926                     14.44129383
     8.016806929                     14.79645094
     8.830454329                     16.52588243
     8.470356121                     15.75476075
     7.860947966                     14.45409396
     4.969735256                     8.318209982
     7.151741143                     12.82143124
     8.034125016                     14.67957765
     7.739321496                     14.05370239
     5.944599878                     10.25388924
     8.634639214                     15.85280224
     9.606517287                     17.92571009
     9.041287438                      16.7094479
     10.64288587                     20.13790465
     10.22453405                     19.22939778
     11.99573209                     23.06119217
     11.30591678                     21.54525057
     9.552403364                     17.71560281
     6.891156381                     11.99650797
     6.168422517                     10.48200159
     8.525573833                     15.38784439
     9.676596069                     17.83545134
     9.828454284                     18.16176127
     11.19702665                     21.10658869
     11.05200349                     20.79069426
     9.893397939                     18.27027564
     9.587685495                     17.61224348
     8.504959162                     15.28822554
      6.81076273                     11.68800484
     8.221839716                      14.6390253
     7.986835991                     14.14114801
     9.279222444                     16.87323053
     10.45102355                     19.37969384
      10.3719616                     19.20878748
     9.560396566                     17.45570305
     8.845843659                     15.92361086
     8.147488727                     14.43607908
     6.655702267                     11.27901653
     8.259804029                     14.62628935
     8.416640007                     14.95840756
      7.92584872                     13.91759713
      9.32089824                     16.86259485
     9.978911659                     18.26941014
     9.199557099                     16.59320145
     8.878117283                     15.90679395
     7.634838062                     13.25971459
     6.790528865                     11.48285088
     6.509808602                     10.89674094
     7.816790463                     13.61836876
     8.065329728                     14.14219489
     6.289059904                     10.38988437
     4.467584284                     6.606381476
     2.919479153                     3.446781542
     5.605986317                     8.847324219
     5.101411475                     7.807200958
     6.630637012                     10.94439051
       7.4792676                     12.71031456
     6.471337776                     10.59634244
      4.82018027                     7.166086284
     2.188250363                     1.784419763
     2.780840027                     2.964915463
     3.838146529                     5.083315634
     5.220959126                     7.882104663
     6.635865363                     10.78348599
     7.361629063                      12.2914708
     5.712017632                     8.840753899
     3.728331621                     4.755960405
     1.579184319                     0.415082918
     1.387067607                     0.035252825
     0.271505702                    -2.166122948
     0.605510088                     -1.51435366
     2.118214538                     1.447306697
     1.255621979                    -0.266544102
     0.990311999                    -0.789187304
    -0.106846751                    -2.944839843
     1.245506758                    -0.316974326
     1.790379702                     0.755953952
     1.986489047                     1.144186794
     1.854508332                      0.88240541
     2.090861718                     1.350600653
     1.915091882                     1.001609995
     0.715245505                    -1.376573914
    -0.887839058                     -4.51615206
    -2.615859584                    -7.845673838
    -3.855170155                    -10.19118575
    -3.468187215                    -9.468224792
    -1.135978618                    -5.093729414
     0.827856303                    -1.323293096
     1.721957401                     0.426758036
     0.463046457                    -2.059005079
      -0.4744546                    -3.886936632
    -1.314997594                    -5.510382385
     -0.77012809                    -4.466971334
    -0.221466282                     -3.41052889
     1.691787102                     0.293677328
     1.580037997                     0.073251883
     1.810451997                     0.527244198
     0.934841386                    -1.201904824
    -0.789933184                    -4.578428525
     -0.67231965                    -4.352183979
    -0.697373071                    -4.400434476
    -0.094526683                    -3.239702791
      2.01577663                     0.848032725
      1.10048088                    -0.961604544
    -0.419969252                    -3.940481403
     1.249290804                    -0.719989982
     3.874887413                     4.429068457
     1.500930736                    -0.344175404
     2.578667619                     1.772115687
     3.292358699                     3.188274677
     4.975197806                     6.550561419
     6.041745816                     8.715668827
      5.87019148                     8.363908409
     7.912109863                     12.54393781
     8.896214349                     14.59662669
     8.575569446                     13.92176716
     6.894819631                     10.39474925
     5.583647773                      7.68654526
     7.441497639                     11.47625016
     6.404117747                     9.323576884
      6.43607516                      9.38924537
     7.551205919                     11.68138762
     9.848069473                     16.45152305
      11.5734531                     20.10973119
     12.21073835                     21.48181672
     14.13279609                     25.64354079
      16.2407147                      30.2845619
      12.9289005                       22.860687
     12.15495357                     21.17666013
     11.30968655                      19.3501401
     12.93803595                      22.8420865
     13.39367316                     23.83327472
     14.35987797                     25.94359186
     15.26962224                     27.94737959
     15.88450498                     29.31239901
     16.41800248                     30.50302999
     17.19490638                     32.24482783
     15.70782021                     28.88871859


                               [GRAPHIC OMITTED]



                                   FLAT MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance             2x Fund Performance
               0                               0
        -0.84442                        -1.68884
     0.258090894                     0.497403576
    -1.460834074                    -2.948652393
     1.929110312                     3.728868528
     0.888312166                     1.610517575
     1.021676426                     1.879155462
     0.996567489                     1.828511333
    -0.436371811                    -1.060974504
     1.264473649                     2.319376241
     2.378990446                     4.571630351
      1.03997563                     1.836245644
     2.322375001                     4.421256903
     2.914647604                     5.630100026
     2.107138113                     3.972467992
     2.779534039                     5.341826985
     2.544970587                      4.86100475
      3.16543944                     6.129969713
     2.888182322                     5.559521125
     1.930097857                     3.593601716
     1.812246278                     3.354051871
     1.369902611                     2.455967173
     0.959090944                     1.625541068
     3.009771999                     5.753977048
     2.240206594                     4.173843425
     2.052984328                      3.79231714
     1.861961552                     3.403760222
     0.581862281                     0.804810113
     0.560612351                     0.762216048
     2.916747499                     5.483933492
     0.756113302                     1.054874093
    -0.133099701                    -0.728825279
     -1.55330689                     -3.55229603
    -2.803087659                    -6.001103234
    -3.289830357                    -6.942558585
    -2.837497551                    -6.072062055
    -3.363331298                    -7.088719269
    -4.186443787                    -8.671481519
    -4.987627163                     -10.1988414
    -3.812989198                    -7.978417949
    -3.644152138                    -7.655366983
    -2.559281647                    -5.575950536
    -3.284659586                    -6.981792439
    -2.732734153                    -5.920138429
    -3.265379428                    -6.950519889
    -3.186586177                    -6.798936703
    -2.461773192                    -5.403399902
    -2.523575363                    -5.523276497
    -2.036622136                    -4.579340657
    -1.966433335                    -4.442606669
    -3.535166469                    -7.500825485
    -3.103032954                    -6.672088381
    -3.400651989                    -7.245401742
    -3.862493471                    -8.132321211
    -4.759177608                    -9.846039265
    -5.453530824                    -11.16057417
    -6.833720181                    -13.75433004
    -6.350932519                    -12.86047992
    -5.557228578                    -11.38341277
    -5.972918436                    -12.16350459
    -4.584702604                    -9.569868551
    -5.227849416                    -10.78895715
    -6.062640427                    -12.36057025
    -6.686074501                    -13.52384346
    -7.087399032                    -14.26767677
    -4.091989689                     -8.73982803
    -2.690006395                    -6.071745643
    -3.839723969                    -8.291270293
    -4.303803077                    -9.176461294
     -3.50205077                    -7.654603915
    -1.092689974                    -3.043244216
     0.955680417                     0.972704609
    -1.406985372                    -3.753423803
      0.15571391                    -0.702407338
    -1.270503456                    -3.530402777
    -0.092759292                    -1.228831126
     2.153754923                      3.21310588
    -0.429304924                     -2.00658731
     0.320890564                    -0.529963772
     3.616833102                     6.006013369
     3.011596819                     4.767629919
     4.037942562                     6.855313527
     3.763386432                     6.291331183
     2.308001174                      3.30964676
     0.608972198                    -0.121679847
     1.504593269                     1.656553765
     5.796511986                     10.25324189
     7.101723554                     12.97363038
     8.222328888                     15.33771657
     7.700740552                     14.22595325
      8.70260515                     16.35108142
     7.350018635                     13.45556841
     9.100145988                     17.15490067
     9.143715132                     17.24847229
     10.63560057                     20.45381103
     11.01391901                     21.27759464
     12.11338976                     23.67983698
      11.7005322                     22.76893498
     11.87481855                     23.15204772
     11.90408724                      23.2164858
     12.13168896                     23.71770582
     12.88244426                     25.37436013
     13.88102493                     27.59253346
     14.46841187                     28.90875252
     13.27977188                     26.23157554
     12.62762024                     24.77814518
     11.56369468                     22.42073664
     10.71641305                     20.56126359
      9.82013047                     18.60930439
     9.735989581                     18.42755461
     8.937682204                     16.70448106
     8.190249873                     15.10303883
     9.692471492                     18.29945022
     9.360629827                     17.58369123
     9.704208118                     18.32251659
     10.52413737                     20.09120157
     10.16217082                      19.3046042
     11.03798211                     21.20159513
     10.83504909                     20.75857906
     11.84101017                     22.95063709
     10.75039256                     20.55273082
      10.7533198                     20.55910347
      11.2269896                     21.59031782
       12.659482                     24.72224123
     11.40332877                     21.94093525
      10.5996763                     20.18159582
     9.420241351                     17.61836275
     9.010593852                     16.73768349
     9.722171404                      18.2617173
     10.94491528                     20.89753446
     11.32814121                     21.73274298
     12.05855401                     23.33009569
     13.10611099                     25.63594916
     12.16820119                     23.55232719
      13.0076007                     25.40151016
     10.31338649                     19.42211536
     12.28325264                     23.68715678
     9.106647137                     16.68869008
     9.255512246                     17.00711018
     8.830289793                     16.09632683
     8.373561716                     15.12188392
     7.552209329                     13.37688943
     7.216259248                     12.66860133
     4.751786313                     7.489000386
     3.287984851                     4.484897803
     2.512292084                     2.915534638
     2.632159708                     3.156212907
     0.602608749                    -0.923615313
     0.038308596                    -2.035093827
     0.309912604                    -1.503144386
     0.030860458                    -2.051161192
    -0.261739812                    -2.624181489
     0.369074763                     -1.39243581
     1.184864565                     0.210509032
     2.838528807                      3.48598973
     4.285878261                     6.398913369
     6.253127069                     10.41313157
     6.285748904                     10.48092965
     8.330048998                     14.73091005
     7.061395795                     12.04368268
     6.736239629                     11.36310694
      5.67343487                     9.145355212
     6.514658816                     10.88308024
     8.128568927                      14.2432811
     6.448467223                      10.6930569
     3.239684627                     4.019593887
     4.866122618                     7.297043251
     6.139407079                     9.902644649
     5.335528438                     8.237883349
     4.742858087                     7.019882448
     3.592257791                     4.668655631
     3.056312886                     3.585628117
     2.775463822                      3.02104501
     4.176704496                     5.830222865
     3.701606635                     4.864945402
     4.881730918                     7.251671559
     6.052211036                     9.645528869
     7.722215203                     13.09870515
      9.88753945                      17.6454993
     9.258433287                     16.29845833
     8.739739801                     15.19422773
     9.443220674                      16.6847028
     9.265594326                     16.30594426
     9.356017069                     16.49844223
     9.059454486                     15.86657798
     8.703571674                     15.11038634
     11.15711999                      20.3066994
     12.85126566                     23.97388821
     11.36501449                       20.708416
     12.16527235                     22.44321321
     10.63870299                     19.11030895
     8.799998384                      15.1513205
      9.71611613                      17.0905148
     8.646285253                     14.80703899
      7.44226712                     12.26245578
     4.890620718                     6.930213657
     6.339999316                     9.885337042
     6.492437705                      10.2003783
     7.140337696                     11.54129651
     6.521045116                      10.2518345
     6.415286761                     10.03290964
     6.914236116                     11.06473225
     5.307849719                     7.727237043
     1.722959898                     0.392735836
     0.803547098                    -1.422043571
     1.547658722                     0.033321946
     3.800696626                     4.472200574
      2.55571107                     1.966121427
      1.99561331                     0.852365876
     2.041617411                     0.943342778
     3.727957181                     4.279722143
      1.55931678                    -0.080630158
     1.117543908                    -0.949908692
     0.170901685                    -2.804482982
    -2.084446166                    -7.181197113
    -2.684923092                    -8.319638294
    -2.767314901                    -8.474880651
    -2.698570421                    -8.345462301
    -2.047312492                    -7.118537998
    -3.785874743                    -10.41564414
    -5.035215159                    -12.74214986
    -5.470115888                    -13.54136196
    -6.693427118                    -15.77908443
    -4.729323759                    -12.23338388
    -3.416493841                    -9.814535943
    -3.250766202                    -9.505037467
    -4.167049171                    -11.21913875
    -4.438457671                    -11.72201131
    -4.035962011                    -10.97837518
    -3.593308693                    -10.15711509
    -2.299338082                    -7.745372684
    -1.834966836                    -6.868400196
    -1.614429272                    -6.449941292
    -1.798853025                    -6.800660462
    -2.040103782                    -7.258586097
    -2.666645483                    -8.444915715
    -3.181791995                    -9.414044594
    -4.110820792                    -11.15249778
    -4.139737132                    -11.20608349
    -5.661998107                    -14.02617828
    -3.934480616                    -10.87747303
    -4.080538632                    -11.14847681
    -5.137187418                    -13.10605357
    -6.907896678                    -16.34997838
    -6.704536978                    -15.98451143
    -5.761972915                    -14.28689447
      -3.8730659                    -10.85082749
    -2.869212328                    -8.988857877
    -3.304173708                    -9.803971868
    -2.857477669                    -8.970632725
     -1.77686425                    -6.945411362
    -1.897275992                    -7.173562603
    -0.189503773                    -3.941717358

                                 DOWNWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance            2x Fund Performance
               0                               0
          1.0876                          2.1752
     0.833779145                     1.662096581
    -1.693014526                    -3.433004376
    -2.544215391                    -5.105274352
     -4.12027034                    -8.174549359
    -5.432767959                    -10.68854655
    -5.262915753                    -10.36772194
    -5.788536044                    -11.36231755
    -5.385442875                    -10.60382718
    -5.092440514                    -10.05014304
    -3.785088882                    -7.572024482
    -4.448856311                    -8.847308717
    -3.609210191                    -7.245318398
    -3.446782071                     -6.93271657
    -2.204142156                    -4.537164695
    -3.708144654                    -7.473410583
    -4.859217493                    -9.685536283
    -3.545894131                    -7.192134569
    -3.052155209                    -6.241986204
    -2.894886415                    -5.937797704
    -2.698840901                    -5.557993344
    -2.072669022                    -4.342449164
    -1.737169986                    -3.687003626
    -1.666384391                     -3.54824164
    -1.752535455                     -3.71724634
     -0.51894029                     -1.29939383
    -0.771005399                    -1.799569022
    -0.806391451                    -1.869607533
    -1.164480378                    -2.578108967
    -0.223892388                    -0.723839146
    -0.487241447                    -1.247898144
     0.553562495                     0.817798323
    -0.661627308                    -1.618967863
     -1.32821759                    -2.939300342
    -3.057045889                     -6.34050138
    -2.702816335                    -5.656037764
    -3.051947819                    -6.333106643
    -2.444471324                    -5.159273136
    -3.657769434                    -7.518341376
     -3.25165803                    -6.738665505
    -2.183556335                    -4.679455239
    -3.170132985                    -6.602261268
     -3.54246319                    -7.320527238
    -1.435637671                     -3.27191715
     0.798225037                      1.11257339
     1.416974941                     2.353932453
     1.250002034                     2.016901425
     1.020529029                     1.554479214
      0.29883837                     0.103468815
     3.155549884                     5.805762812
     3.585553794                     6.687865457
     6.005105159                     11.67189578
     7.058594495                     13.89150871
     6.994352915                     13.75482524
     9.037731067                     18.09980454
     5.772160059                     11.02586245
     4.870674516                     9.133337803
     5.625260967                     10.70385384
      4.31508523                     7.957512635
     4.235268543                     7.792305253
     5.092134568                     9.564518544
     6.542616209                     12.58893751
     5.239813098                     9.835462458
     1.377406718                     1.773319843
     2.384084366                     3.794537975
     2.860221551                     4.759930972
      4.58714181                     8.277559935
     5.685934322                     10.55268802
     5.982277682                      11.1726675
     4.619875502                     8.314418217
     5.141468354                     9.394442944
     5.974420094                     11.12773226
     6.208867304                     11.61942802
     6.794619828                     12.85061263
     8.680719609                     16.83672197
     9.008120277                     17.54066322
     10.83836662                      21.4876787
      9.21558209                     17.93027649
     9.513500355                      18.5736569
     9.385971884                     18.29749886
     9.676872938                     18.92669959
      10.3996874                     20.49424864
     9.760418011                     19.09880474
     11.60252711                     23.09647522
     8.968930672                     17.28681398
     9.141820777                      17.6589885
     9.580920151                     18.60571978
     8.246443705                     15.71695887
     8.270135604                     15.76761281
     8.023669468                     15.24054602
     8.750755182                     16.79186816
     9.046546361                     17.42719256
     7.278138519                       13.618559
     4.007979022                     6.691689931
     6.609322586                     12.02862165
     4.638862476                     7.887371617
     5.091467412                     8.820683692
     5.807497616                     10.30356138
     3.421009507                      5.32776773
     2.948540967                     4.365408982
     3.935055656                     6.365592918
     3.332419416                     5.132134956
     4.622111343                     7.756443309
     5.813757191                     10.21113509
     5.450064727                     9.453521703
      7.39488027                      13.4908243
     7.860028976                     14.47392722
     9.423783676                     17.79321321
     9.248399235                     17.41561529
     8.808390383                     16.46980903
     8.359338155                     15.50846722
     6.451455289                     11.44095206
     5.339463387                     9.112727687
     6.138463216                     10.76796777
     7.119214458                     12.81502627
     5.735127088                     9.899660363
     6.676000543                     11.85552264
     5.327722572                     9.028038737
      2.69537213                     3.578381249
      3.41322305                     5.026427734
     0.341540086                    -1.212772232
    -0.742549913                    -3.347366649
     0.137992704                    -1.632497637
    -0.815220849                    -3.505218147
    -1.229297465                    -4.310910978
    -1.792408994                    -5.401996246
    -0.243871699                      -2.4187536
     0.602509172                     -0.76289743
     -0.17056075                    -2.288052612
     2.801860804                     3.530693855
      5.05126832                      8.06140408
     2.595589872                     3.009317316
     3.143809406                      4.11017789
     2.080499875                     1.963634243
     0.349929161                     -1.49354474
     0.349465404                    -1.494455215
     0.319620469                    -1.553048284
     0.609423789                    -0.984261175
    -0.792065485                    -3.742839659
     0.627203226                    -0.988729787
     1.635689057                     0.995852113
     1.517212334                     0.760390383
     0.150892174                    -1.951877805
     1.180643647                      0.06438378
     0.919142273                     -0.45284902
     0.926982278                     -0.43738218
     2.106818701                     1.890391825
     3.547443806                     4.765534901
     3.965589093                     5.611663267
     4.435149677                     6.565653421
      3.18861173                     4.021718143
     4.732210173                     7.133839906
     4.494583261                     6.647687968
     2.264459865                     2.095538054
     1.931599275                     1.430916521
     2.770628848                     3.100733127
     3.277986888                     4.118708526
     3.694744549                     4.959008975
     4.471874442                     6.532218568
     6.082099443                     9.816180738
     5.836816413                     9.308346792
     3.534759819                      4.55321509
     4.354506633                     6.208836161
     4.600418028                     6.709398406
     4.876416691                     7.272525243
     6.611911635                     10.82281674
     8.647666087                     15.05514011
     8.316670973                     14.35410914
     7.605247078                     12.85195356
     6.729232761                     11.01449806
     6.112167029                     9.730815212
      7.75160001                      13.1214974
     7.831815688                       13.289924
     7.389586629                     12.36069738
     7.504074667                     12.60027286
     5.917529533                      9.27676321
     6.860862827                     11.22326648
     7.614370829                     12.79180372
     8.862374687                     15.40789682
     9.287710871                      16.3097172
      9.88231252                     17.57532976
     8.993968964                     15.67425425
     6.289065637                     9.932878317
     5.872083003                     9.070322967
     6.044442754                     9.425455939
     7.869891792                     13.19275554
     7.105892496                     11.58935752
     5.271704087                      7.76742202
     5.662441071                     8.567422701
      4.44087759                     6.057126753
     4.648652272                     6.479106849
     2.829021506                     2.776189429
      2.09201506                     1.302933864
     3.542232134                     4.180950216
     3.672892077                     4.443882098
     5.314863342                     7.752246507
     7.351652799                      11.9201034
     8.319556771                     13.93829147
     7.407917717                     12.02043658
     6.680540558                     10.50320938
     7.538998867                     12.28164803
     5.853755216                     8.762516619
     3.592083882                     4.114876759
     0.101859392                    -2.900800097
     2.513913796                     1.778604545
     4.225076045                     5.176381479
     5.623880791                     7.999525911
     3.426059079                     3.505017641
     3.368751734                      3.39031545
     3.307658734                     3.268103962
     3.142397473                      2.93770799
     3.346433763                     3.344970738
     0.282832081                    -2.782145887
     0.407563868                    -2.540306753
    -0.192752875                    -3.705690781
    -0.706939851                    -4.697868826
     0.129991424                    -3.091284559
     1.511585045                    -0.416991648
    -0.839524776                     -5.02987576
    -0.237769432                    -3.877223363
     2.080704806                     0.590563296
     0.829501608                    -1.875313773
    -0.488743296                    -4.441078069
    -3.683850727                     -10.5774898
    -3.640704944                    -10.49737438
    -4.601079495                    -12.28144812
    -3.392947565                    -10.05971264
    -3.333047329                    -9.948179487
    -3.644256916                    -10.52800515
    -3.260741787                    -9.815772281
    -4.050453374                    -11.28817409
    -3.386146688                    -10.05978144
    -4.310229211                    -11.78028386
    -4.834245533                    -12.74650148
    -5.988130306                    -14.86239882
    -7.497396862                    -17.59599691
    -8.280116889                    -18.99053634
     -8.35777428                    -19.12771452
    -10.16596704                    -22.31909665
    -11.09485094                    -23.92553774
    -12.21221085                    -25.83774542
    -12.43714072                    -26.21778248
    -14.21396626                    -29.21215999
    -12.62572363                    -26.59102785
    -13.51204829                    -28.08034908
    -13.80646193                    -28.56999245
    -12.19834909                    -25.90465314
    -12.84604431                    -26.99782625
    -13.27799674                      -27.721453
    -13.78505163                    -28.56666387
     -15.5676319                    -31.52057519
    -15.81726464                    -31.92550772

ADVISOR'S INVESTMENT METHODOLOGY

The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with the Funds' respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor's primary objective for the Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Leveraged Select Sector Funds are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that stimulate leveraged returns without requiring a commitment of cash in excess of the Funds' assets. For the Inverse Select Sector Funds, the Advisor uses short selling techniques and invests in futures contracts and other instruments to produce magnified or leveraged returns that move inversely to the performance of the Funds' respective Underlying Indices.

                               [GRAPHIC OMITTED]

30


OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

INVESTING WITH RYDEX:
--------------------------------------------------------------------------------

For more information on how to buy and sell shares of the Funds, call Rydex Client Services at 800.820.0888 or 301.296.5100 or visit www.rydexinvestments.com.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

BUYING AND SELLING SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will incur customary brokerage commissions and charges when buying or selling shares through a broker.

Shares may be acquired and redeemed from the Funds ONLY in Creation Units of 50,000 shares, or multiples thereof, as discussed in the "Creations and Redemptions" section.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company ("DTC"), or its nominee, is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (E.G., broker-dealers, banks, trust companies, or clearing companies). These procedures are the

                               [GRAPHIC OMITTED]

                                                                   PROSPECTUS 31


same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account.

--------------------------------------------------------------------------------

   CALCULATING NAV

   Each Fund calculates its NAV by:

   o     Taking the current market value of its total assets

   o     Subtracting any liabilities

   o Dividing that amount by the total number of shares owned by shareholders

   The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern Time).

   In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. Because the Funds invest substantially all of their assets in the component securities included in their respective Underlying Indices, and these securities are selected for their market size, liquidity and industry group representation, it is expected that there would be limited circumstances in which the Funds would use fair value pricing -for example, if the exchange on which a portfolio security is primarily traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

   If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.
--------------------------------------------------------------------------------

SHARE TRADING PRICES

The trading prices of a Fund's shares listed on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such values and make no warranty as to their accuracy.

                               [GRAPHIC OMITTED]

32


CREATIONS AND REDEMPTIONS

The shares of each Fund that trade on the Exchange are "created" at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or more. A "creator" enters into an authorized participant agreement (a "Participant Agreement") with Rydex Distributors, Inc., the Funds' distributor (the "Distributor"), and deposits into a Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof ).

Similarly, shares can only be redeemed in Creation Units, generally 50,000 shares, principally in-kind for a portfolio of securities held by a Fund and a specified amount of cash together totaling the NAV of the Creation Unit(s). Shares are not redeemable from a Fund except when aggregated in Creation Units. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form prescribed in the Participant Agreement.

Creations and redemptions must be made through an authorized firm that is either a member of the Continuous Net Settlement System of the NSCC or a DTC Participant, and in each case, must have executed a Participant Agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures for the creation and redemption of Creation Units can be found in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (in contrast to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

                               [GRAPHIC OMITTED]

                                                                   PROSPECTUS 33


TRANSACTION FEES

Each Fund will impose a Creation Transaction Fee and a Redemption Transaction Fee to offset the Fund's transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The Creation and Redemption Transaction Fees for creations and redemptions are as follows:

                                                        CREATION AND REDEMPTION
FUND                                                           TRANSACTION FEES
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Energy ETF                                      $500
Rydex Inverse 2x S&P Select Sector Energy ETF                              $ 50
Rydex 2x S&P Select Sector Financial ETF                                   $750
Rydex Inverse 2x S&P Select Sector Financial ETF                           $ 50
Rydex 2x S&P Select Sector Health Care ETF                                 $500
Rydex Inverse 2x S&P Select Sector Health Care ETF                         $ 50
Rydex 2x S&P Select Sector Technology ETF                                  $750
Rydex Inverse 2x S&P Select Sector Technology ETF                          $ 50

An additional charge of up to four (4) times the fixed transaction fee may be imposed on purchases or redemptions outside the NSCC's usual clearing process or for cash. Investors who use the services of a broker or other such intermediary may pay additional fees for these services. From time to time, the Advisor may waive the Creation Transaction Fees and Redemption Transaction Fees for authorized participants. The fees would instead be subsidized by the Advisor and the Administrator.

The anticipated approximate value of one Creation Unit for the Funds as of the date each Fund is first offered to the public is $3,750,000. More information on the creation and redemption process is included in the SAI.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. The Trust's Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds' shares because the Funds sell and redeem their shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the authorized participant and the Distributor, principally in exchange for a basket of securities that mirrors the composition of each Fund's portfolio and a specified amount of cash. The Funds also impose a transaction fee on such Creation Unit

                               [GRAPHIC OMITTED]

34


transactions that is designed to offset the Funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2010. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds pay out dividends to shareholders at least annually. Each Fund distributes its net capital gains, if any, to shareholders annually.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

                               [GRAPHIC OMITTED]

                                                                   PROSPECTUS 35


TAX STATUS OF DISTRIBUTIONS

      o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

      o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

      o Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations.

      o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

      o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

      o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

      o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

      o Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

      o The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

      o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year

                               [GRAPHIC OMITTED]

36


and as short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser's aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes

                               [GRAPHIC OMITTED]

                                                                   PROSPECTUS 37


policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds will pay the Advisor a fee at an annualized rate of 0.70% based on the average daily net assets of each Fund.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, expenses of the Independent Trustees (including any Trustees' counsel fees), and extraordinary expenses.

A discussion regarding the basis for the Board's August 2007 approval of the Funds' investment advisory agreement is available in the Funds' October 31, 2007 Annual Report to Shareholders, which covers the period November 1, 2006 to October 31, 2007.

PORTFOLIO MANAGEMENT

Mike Byrum, President and Chief Investment Officer ("CIO") of Rydex Investments, leads the Portfolio Department. Mr. Byrum's senior management team, called the Investment Leadership Team ("ILT"), consists of five investment professionals that are responsible for overseeing different functions within the Portfolio Department. Including Mr. Byrum, those members include Michael Dellapa as the Director of Alternative Investment Strategies, Douglas Holmes as the Director of Stock Selection and Asset Allocation, David Reilly as the head of Portfolio Strategies, and Stephen Sachs as the Director of Trading. The role of the ILT is to set the overall policies of the Portfolio Department with respect to investment strategies and business development. The remainder of the Portfolio Department reports to the members of the ILT, and consists of a team of approximately 15 investment professionals that focus on research, trading, and implementing the portfolios.

On a day-to-day basis the following four individuals are jointly and primarily responsible for the management of the Funds.

MICHAEL P. BYRUM, CFA, President and CIO of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the

                               [GRAPHIC OMITTED]

38


Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa, Harder, and Holmes. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, all of which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. Byrum has co-managed each Fund since its inception.

MICHAEL J. DELLAPA, CFA, CAIA, Director of Alternative Investment Strategies - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Absolute Return Strategies Fund and the Hedged Equity Fund, all of which are offered in a separate prospectus. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. Mr. Dellapa has co-managed each Fund since its inception.

RYAN A. HARDER, CFA, Senior Portfolio Manager - Mr. Harder is involved in the management of all of the Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008.

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 39


He was instrumental in the launch of the Absolute Return Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds, all of which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K. Mr. Harder has co-managed each Fund since its inception.

DOUGLAS HOLMES, CFA, Director of Stock Selection and Asset Allocation - As the Director of Stock Selection and Asset Allocation, Mr. Holmes oversees the development and daily maintenance of the stock selection and asset allocation methodologies employed by the Rydex Funds. While Mr. Holmes is involved in the management of all of the Rydex Funds, he focuses on the management of the Alternative Investment, Essential Portfolio and Sector Funds, all of which are offered in a separate prospectus. Mr. Holmes first became associated with Rydex as a consultant in September 2004. In October 2005, Mr. Holmes accepted a permanent position as the Strategic Advisor and in September 2007 was named the Director of Stock Selection and Asset Allocation. Mr. Holmes has been a member of the ILT since its inception. Prior to his association with Rydex, Mr. Holmes was a 20-year veteran of State Street Global Advisors as the department head of the US Indexing Department, the US Active Department, and finally the Global Enhanced Department. He holds a BS degree in mathematics from Northeastern University. Mr. Holmes has co-managed each Fund since its inception.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                [GRAPHIC OMITTED]

40


INDEX PUBLISHERS INFORMATION
--------------------------------------------------------------------------------

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index (the "Select Sector Indices") to track the general stock market performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names and of the Select Sector Indices which are determined, composed and calculated by a third party calculation agent without regard to Licensee or the Funds. S&P has no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the Select Sector Indices or any criteria which may underlie them. S&P is not responsible for and has not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                [GRAPHIC OMITTED]

                                                                   PROSPECTUS 41


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MAY 20, 2008. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX ETF TRUST, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-21261.

                                [GRAPHIC OMITTED]

42


--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

                                [GRAPHIC OMITTED]

[LOGO] RYDEXINVESTMENTS
              ESSENTIAL FOR MODERN MARKETS(R)

              9601 Blackwell Road o Suite 500 o Rockville, MD 20850
              800.820.0888 o www.rydexinvestments.com

              ETFLIS-1-0508x0309

                    -----------------------------------------
                      PLEASE SEE THE RYDEX PRIVACY POLICIES
                             INSIDE THE BACK COVER.
                    -----------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 RYDEX ETF TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                          800.820.0888 OR 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

Rydex ETF Trust (the "Trust") is an investment company offering professionally managed investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (each a "Fund" and collectively, the "Funds"):


                      RYDEX 2X S&P SELECT SECTOR ENERGY ETF
                  RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF
                    RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF
                RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF
                   RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF
               RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF
                    RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF
                RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF

This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, dated May 20, 2008. Capitalized terms not defined herein are defined in the Prospectus. Copies of the Funds' Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

                      The date of this SAI is May 20, 2008


RLISSAI-13

GENERAL INFORMATION ABOUT THE TRUST...........................................1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS..............................1

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND
     INVERSE INVESTMENT STRATEGIES...........................................12

MORE INFORMATION ABOUT THE UNDERLYING INDICES................................15

INVESTMENT RESTRICTIONS......................................................17

CONTINUOUS OFFERING..........................................................18

EXCHANGE LISTING AND TRADING.................................................19

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................19

MANAGEMENT OF THE TRUST......................................................22

PRINCIPAL HOLDERS OF SECURITIES..............................................33

BOOK ENTRY ONLY SYSTEM.......................................................33

CREATION AND REDEMPTION OF CREATION UNITS....................................35

DETERMINATION OF NET ASSET VALUE.............................................42

DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................42

OTHER INFORMATION............................................................45

INDEX PUBLISHERS INFORMATION.................................................47

COUNSEL......................................................................48

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................48
CUSTODIAN....................................................................48

APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND
     PROCEDURES .............................................................A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002. The Trust currently consists of thirty-one (31) investment portfolios (I.E., funds). This SAI relates to shares of the following portfolios: Rydex 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, and Rydex 2x S&P Select Sector Technology ETF (each, a "Leveraged Select Sector Fund" and collectively, the "Leveraged Select Sector Funds"); and Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF (each, a "Leveraged Inverse Select Sector Fund," collectively, the "Leveraged Inverse Select Sector Funds," and together with the Leveraged Select Sector Funds, the "Funds"). All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Funds have been approved for listing and secondary trading on the American Stock Exchange LLC (the "Exchange"), subject to notice of issuance. The shares of each Fund will trade on the Exchange at market prices that may be below, at, or above net asset value ("NAV") of such Fund.

Each Fund offers and issues shares at NAV only in aggregated lots of 50,000 shares (each a "Creation Unit" or a "Creation Unit Aggregation"). Generally, each Leveraged Select Sector Fund issues Creation Units in exchange for: (i) a basket of equity securities included in its Underlying Index, as defined below, (the "Deposit Securities"); and (ii) an amount of cash (the "Cash Component"). Each Leveraged Inverse Select Sector Fund issues and redeems Creation Units for cash.

The Trust reserves the right to offer an "all cash" option for creations and redemptions of Creation Units for any Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with U.S. Securities and Exchange Commission ("SEC") requirements applicable to management investment companies offering redeemable securities. See the "Creation and Redemption of Creation Units" section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL
-------
Each Fund's investment objective is to seek to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. Each Leveraged Select Sector Fund's benchmark is 200% of the performance of its Underlying Index. Each Inverse Leveraged Select Sector Fund's benchmark is 200% of the inverse (opposite) of the performance of its Underlying Index. Each Fund's investment objective is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares. Additional information concerning each Fund's investment objective and principal investment strategies is contained in the Prospectus. Additional information concerning each Fund's Underlying Index is included below under the heading "More Information About the Underlying Indices." The following information supplements, and should be read in conjunction with the Funds' Prospectus.

Portfolio management is provided to the Funds by the Trust's investment adviser, PADCO Advisors II, Inc. (the "Advisor"). The Advisor, a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, operates under the name Rydex Investments. The investment strategies of the Funds discussed below and in the Prospectus may be used by the Funds if, in the opinion of the

Advisor, these strategies will be advantageous to the Funds. The Funds are free to modify or eliminate their activity with respect to any of the following investment strategies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Funds will result in the achievement of the Funds' respective objectives.

BORROWING
---------
While the Funds do not anticipate doing so, each Fund may borrow money for investment purposes. Borrowing for investment is one form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

EQUITY SECURITIES
-----------------
The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

FUTURES AND OPTIONS TRANSACTIONS
--------------------------------
FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund may buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write put and call options on securities and stock indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the Underlying Index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter ("OTC"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES
-------------------
While none of the Funds anticipate doing so, each Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the
Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The board of trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by a Fund, to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
-----------------------------------------
The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments, such as other ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). ETFs may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LENDING OF PORTFOLIO SECURITIES
-------------------------------
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33(1)/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER
------------------
Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Funds. In addition, a Fund's portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because each Fund's portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund's actual portfolio turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS
---------------------
Each Fund may enter into repurchase agreements with financial institutions. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
-----------------------------
Each Fund may enter into reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
-----------
The Funds may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

SWAP AGREEMENTS
---------------
The Funds may enter into swap agreements, including, but not limited to, equity index swaps and interest rate swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. No Fund will enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR
--------------
The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) a Fund holding less than all of the securities in the Underlying Index and/or securities not included in the Underlying Index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the Underlying Index that are not disseminated in advance; (8) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; or (10) market movements that run counter to a Fund's investments. Market movements that run counter to a Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. The Funds' performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES
--------------------------

The  Funds  may  make  short-term  investments  in U.S.  Government  securities.
Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, the Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
-------------------------------------------
The Funds, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE INVESTMENT STRATEGIES

To the extent discussed above and in the Prospectus, the Funds present certain risks, some of which are further described below.

LEVERAGE. The Funds employ leverage as a principal investment strategy and each Fund may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount the Fund has invested. Leverage creates the potential for greater gains to shareholders of the Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Funds. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Funds to pay interest, which would decrease the Funds' total return to shareholders. If the Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Funds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF THE FUNDS. As discussed in the Prospectus, each Fund is a "leveraged" fund in the sense that each Fund has an investment objective to match a multiple of the performance of an index on a given day. The Funds are subject to all of the risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Funds use of leverage. For periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, the Underlying Index performance times the stated multiple in the fund objective.

A Fund's return for periods longer than one day is primarily a function of the following: (a) index performance; (b) index volatility; (c) financing rates associated with leverage; (d) other fund expenses; (e) dividends paid by companies in the index; and (f) period of time.

A leveraged fund's performance can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund's performance would be lower than shown.

The first table below shows the estimated fund return over a one-year period for a leveraged fund that has an investment objective to correspond to twice (200% of) the daily performance of an index. The leveraged fund could be expected to achieve a 30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." However, as the table shows, with an index volatility of 20%, such a fund would return 27%, again absent any costs or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (I.E., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (I.E., return less than) the index performance times the stated multiple in the fund's investment objective.



                      LEVERAGED FUND MEDIAN ANNUAL RETURNS
---------------------------------------------------------------------------------------------------------------------
          INDEX PERFORMANCE                                          MARKET VOLATILITY
---------------------------------------------------------------------------------------------------------------------
                       200% OF
  ONE YEAR           ONE YEAR
    INDEX              INDEX
 PERFORMANCE        PERFORMANCE        10%      15%      20%      25%      30%       35%      40%      45%      50%
---------------------------------------------------------------------------------------------------------------------
      -40%               -80%         -64%     -64%     -65%     -65%     -67%     -68%     -69%     -70%     -71%
---------------------------------------------------------------------------------------------------------------------
      -35%               -70%         -58%     -59%     -59%     -60%     -62%     -63%     -64%     -65%     -66%
---------------------------------------------------------------------------------------------------------------------
       -30%               -60%         -52%     -53%     -52%     -53%     -55%     -56%     -58%     -60%     -61%
---------------------------------------------------------------------------------------------------------------------
       -25%               -50%         -45%     -46%     -46%     -47%     -48%     -50%     -52%     -53%     -55%
---------------------------------------------------------------------------------------------------------------------
       -20%               -40%         -36%     -37%     -39%     -40%     -41%     -43%     -44%     -47%     -50%
---------------------------------------------------------------------------------------------------------------------
       -15%               -30%         -29%     -29%     -30%     -32%     -33%     -36%     -38%     -40%     -43%
---------------------------------------------------------------------------------------------------------------------
       -10%               -20%         -20%     -21%     -23%     -23%     -26%     -28%     -31%     -32%     -36%
---------------------------------------------------------------------------------------------------------------------
        -5%               -10%         -11%     -12%     -13%     -16%     -18%     -20%     -23%     -25%     -29%
---------------------------------------------------------------------------------------------------------------------
        0%                 0%           -1%      -2%      -4%      -6%      -8%     -11%     -14%     -17%     -20%
---------------------------------------------------------------------------------------------------------------------
        5%                10%           9%       8%       6%       3%       2%       -3%      -5%      -8%     -12%
---------------------------------------------------------------------------------------------------------------------
        10%               20%           19%      19%      16%      15%      10%      9%       4%       0%       -5%
---------------------------------------------------------------------------------------------------------------------
        15%               30%           31%      29%      27%      25%      21%      19%      15%      11%      6%
---------------------------------------------------------------------------------------------------------------------
        20%               40%           43%      41%      38%      35%      32%      27%      23%      18%      13%
---------------------------------------------------------------------------------------------------------------------
        25%               50%           54%      52%      50%      48%      43%      39%      34%      29%      22%
---------------------------------------------------------------------------------------------------------------------
        30%               60%           69%      64%      62%      58%      56%      49%      43%      39%      34%
---------------------------------------------------------------------------------------------------------------------
        35%               70%           79%      77%      75%      70%      68%      61%      57%      50%      43%
---------------------------------------------------------------------------------------------------------------------
        40%               80%           92%      91%      88%      82%      81%      73%      67%      62%      54%
---------------------------------------------------------------------------------------------------------------------


The second table below shows the estimated fund return over a one-year period for a leveraged inverse fund that has an investment objective to correspond to twice (200% of) the opposite of the daily performance of an index. The leveraged inverse fund could be expected to achieve a -30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." However, as the table shows, with an index volatility of 20%, such a fund would return -33%, again absent any costs or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (I.E., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (I.E., return less than) the index performance times the stated multiple in the fund's investment objective.



                  LEVERAGED INVERSE FUND MEDIAN ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE                                       MARKET VOLATILITY
------------------------------------------------------------------------------------------------------------------------------------
              200% OF
  ONE YEAR    ONE YEAR
  INDEX        INDEX
PERFROMANCE  PERFORMANCE      10%          15%         20%         25%         30%         35%         40%         45%           50%
------------------------------------------------------------------------------------------------------------------------------------
    -40%          80%        165%         153%        145%        127%         114%         99%         74%         57%          35%
------------------------------------------------------------------------------------------------------------------------------------
    -35%          70%        130%         122%        109%         96%         84%          68%         51%         32%          17%
------------------------------------------------------------------------------------------------------------------------------------
    -30%          60%         98%          93%         79%         68%         58%          46%         29%         16%          1%
------------------------------------------------------------------------------------------------------------------------------------
    -25%          50%         73%         68%          58%         49%         36%          26%         13%          2%         -13%
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
    -20%          40%         51%         45%          39%         31%         20%          12%         -2%         -11%        -23%
------------------------------------------------------------------------------------------------------------------------------------
    -15%          30%         35%         29%          23%         16%          6%          -2%        -12%         -22%        -30%
------------------------------------------------------------------------------------------------------------------------------------
    -10%          20%         20%         16%           9%          3%         -5%         -13%        -21%         -30%        -39%
------------------------------------------------------------------------------------------------------------------------------------
     -5%          10%          8%          5%         -2%         -8%         -14%         -21%        -30%         -38%        -46%
------------------------------------------------------------------------------------------------------------------------------------
      0%           0%         -3%         -7%         -12%        -17%         -23%        -28%        -37%         -44%        -51%
------------------------------------------------------------------------------------------------------------------------------------
      5%         -10%        -12%         -15%        -19%        -25%         -31%        -35%        -43%         -47%        -55%
------------------------------------------------------------------------------------------------------------------------------------
     10%         -20%        -19%         -23%        -27%        -32%         -36%        -43%        -47%         -53%        -59%
------------------------------------------------------------------------------------------------------------------------------------
     15%         -30%        -27%         -29%        -32%        -37%         -42%        -46%        -53%         -58%        -63%
------------------------------------------------------------------------------------------------------------------------------------
     20%         -40%        -33%         -35%        -38%        -42%         -46%        -50%        -56%         -60%        -66%
------------------------------------------------------------------------------------------------------------------------------------
     25%         -50%        -38%         -40%        -43%        -47%         -51%        -55%        -59%         -64%        -68%
------------------------------------------------------------------------------------------------------------------------------------
     30%         -60%        -43%         -44%        -47%        -51%         -55%        -59%        -62%         -66%        -71%
------------------------------------------------------------------------------------------------------------------------------------
     35%         -70%        -46%         -49%        -52%        -53%         -58%        -61%        -66%         -68%        -73%
------------------------------------------------------------------------------------------------------------------------------------
     40%         -80%        -50%         -52%        -55%        -57%         -61%        -64%        -68%         -71%        -75%
------------------------------------------------------------------------------------------------------------------------------------



The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged fund. The Funds' actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under "Understanding Compounding & the Effect of Leverage" in the Prospectus.

MORE INFORMATION ABOUT THE UNDERLYING INDICES

INDEX DESCRIPTIONS. The Funds seek to provide investment results that match the performance of a specific benchmark on a daily basis. The current benchmark for each Fund is set forth below and a description of each Fund's Underlying Index (each an "Underlying Index" and collectively, the "Underlying Indices") is set forth in the Funds' Prospectus under "More Information About the Funds - Benchmarks and Investment Methodology."

--------------------------------------------------------------------------------
FUND                                              BENCHMARK
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Energy ETF             200% of the Performance of the
                                                  Energy Select Sector Index
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector                200% of the Inverse (Opposite)
Energy ETF                                        of the Performance of the
                                                  the Energy Select Sector Index
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Financial ETF          200% of the Performance of the
                                                  Financial Select Sector Index
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector                200% of the Inverse (Opposite)
Financial ETF                                     of the Performance of the
                                                  Financial Select Sector Index
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Health Care ETF        200% of the Performance of the
                                                  Health Care Select Sector
                                                  Index
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Health Care    200% of the Inverse (Opposite)
ETF                                               of the Performance of the
                                                  Health Care Select Sector
                                                  Index
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Technology ETF         200% of the Performance of the
                                                  Technology Select Sector Index
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Technology     200% of the Inverse (Opposite)
ETF                                               of the Performance of the
                                                  Technology Select Sector Index
--------------------------------------------------------------------------------


INDEX PROVIDERS. The Funds will be based upon the indices listed above, which are licensed by Standard & Poor's ("S&P") and compiled by a third party calculation agent. S&P is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.

The following sections provide additional information about the maintenance and operation of the S&P Indices included in the Funds' benchmarks.

S&P INDEX CALCULATION
---------------------

S&P U.S. INDICES. On any given day, the index value is the quotient of the total float-adjusted market capitalization of the index's constituents and its divisor. Continuity in index values is maintained by adjusting the divisor for all changes in the constituents' share capital after the base date. This includes additions and deletions to the index, rights issues, share buybacks and issuances, and spin-offs. The divisor's time series is, in effect, a chronological summary of all changes affecting the base capital of the index. The divisor is adjusted such that the index value at an instant just prior to a change in base capital equals the index value at an instant immediately following that change.

S&P INDEX MAINTENANCE
---------------------
Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on quarterly basis on the Friday near the end of the calendar year.

A company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor (IWF) changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action (i.e. privatization, merger, takeover, or share offering.)

Changes in the number of shares outstanding driven by corporate events, such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementations of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September, and December. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.spglobal.com.

COMMENCEMENT  DATES  OF THE  UNDERLYING  INDICES
------------------------------------------------
The inception date of each Underlying Index is as follows:

--------------------------------------------------------------------------------
BENCHMARK                                                    INCEPTION DATE
--------------------------------------------------------------------------------
Energy Select Sector Index                                   June 30, 1998
--------------------------------------------------------------------------------
Financial Select Sector Index                                June 30, 1998
--------------------------------------------------------------------------------
Health Care Select Sector Index                              June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BENCHMARK                                                    INCEPTION DATE
--------------------------------------------------------------------------------
Technology Select Sector Index                               June 30, 1998
--------------------------------------------------------------------------------

INDEX AVAILABILITY
------------------
Each Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
--------------------
The following investment limitations (and those set forth in the Prospectus) are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE FUNDS
---------------------------------

Each Fund shall not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that a Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
          (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of a Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES
------------------------

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.       Invest in warrants.

2.       Invest in real estate limited partnerships.

3.       Invest in mineral leases.

4. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics similar to those of its benchmark without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitations in 4 and 5 above that are specifically based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies of the Funds." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution", as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters," but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING
----------------------------

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Funds are listed and traded on the Exchange. The shares of each Fund will trade on the Exchange at prices that may differ to some degree from a Fund's NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker's commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Because the Funds are new, none of the Funds paid any aggregate brokerage commissions for the most recently completed Trust fiscal year.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the

Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Because the Funds are new, none of the Funds paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor for the most recently completed Trust fiscal year.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board, including those who are not "interested persons" of the Funds, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Because the Funds are new, none of the Funds paid any brokerage commissions to the Distributor for the most recently completed Trust fiscal year.

SECURITIES OF "REGULAR BROKER-DEALERS." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. Because the Funds are new, none of the Funds held securities of the Trust's "regular brokers or dealers" as of the most recently completed Trust fiscal year.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. Because the Funds are new, the Funds do not have a portfolio turnover rate to report for the most recently completed Trust fiscal year.

MANAGEMENT OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.



------------------------------------------------------------------------------------------------------------------------------------
                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                        THE TRUST, TERM OF                                                  FUND COMPLEX
                         OFFICE AND LENGTH                                                    OVERSEEN
    NAME, ADDRESS         OF TIME SERVED                                                    BY TRUSTEE/
      AND AGE OF                                       PRINCIPAL OCCUPATION(S)                OFFICER          OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER                                       DURING PAST 5 YEARS                                     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                              INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Byrum (37)   Trustee from 2005    PADCO ADVISORS, INC.:                              157              None
                        to present.          --------------------
                                             Chief Investment Officer from December
                                             2003 to present; Chief Operating
                                             Officer of PADCO Advisors, Inc. from
                                             October 2003 to May 2004; Executive
                                             Vice President from December 2002 to
                                             May 2004; President from May 2004 to
                                             present; and Secretary from December
                                             2002 to present

                                             PADCO ADVISORS II, INC.:
                                             ------------------------
                                             Chief Investment Officer from December
                                             2003 to present; Chief Operating
                                             Officer of PADCO Advisors II, Inc.
                                             from December 2003 to May 2004;
                                             Executive Vice President from
                                             December 2002 to May 2004;
                                             President from May 2004 to present;
                                             and Secretary from December 2002 to
                                             present

                                             RYDEX ADVISORY SERVICES:
                                             ------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                     22


------------------------------------------------------------------------------------------------------------------------------------
                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                        THE TRUST, TERM OF                                                  FUND COMPLEX
                         OFFICE AND LENGTH                                                    OVERSEEN
    NAME, ADDRESS         OF TIME SERVED                                                    BY TRUSTEE/
      AND AGE OF                                       PRINCIPAL OCCUPATION(S)                OFFICER          OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER                                       DURING PAST 5 YEARS                                     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             President from August 2004 to
                                             present


                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             ------------------------------
                                             President and Secretary from October
                                             2003 to April 2007

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             -------------------------------
                                             President and Secretary from October
                                             2003 to April 2007

                                             RYDEX DISTRIBUTORS, INC.:
                                             -------------------------
                                             Secretary from December 2001 to May
                                             2004; Executive Vice President from
                                             December 2002 to May 2004; and
                                             Chief Operating Officer from
                                             December 2003 to May 2004

                                             RYDEX FUND SERVICES, INC.:
                                             --------------------------
                                             Secretary from December 2002 to
                                             present; Executive Vice President
                                             from December 2002 to August 2006;
                                             and Chief Operating Officer from
                                             December 2003 to May 2004

                                             RYDEX HOLDINGS, INC.:
                                             ---------------------
                                             Secretary from December 2005 to
                                             present and Executive Vice
                                             President from December 2005 to
                                             August 2006

                                             ADVISOR RESEARCH CENTER, INC.:
                                             ------------------------------
                                             Secretary from May 2006 to present
                                             and Executive Vice President from
                                             May 2006 to August 2006

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             --------------------------------
                                             Director and Secretary from
                                             September 2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Carl G.          Trustee from 2004           PADCO ADVISORS, INC.:                              157              None
Verboncoeur      to present; President from  --------------------
(55)             from 2003 to present;       Chief Executive Officer from October
                 Vice President from         2003 to present; Executive Vice
                 1997 to present; and        President of PADCO Advisors, from
                                             December 2002 to October 2003;
                                             President of PADCO Advisors Inc.
                                             October 2003 to May 2004;
------------------------------------------------------------------------------------------------------------------------------------


                                     23



------------------------------------------------------------------------------------------------------------------------------------
                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                        THE TRUST, TERM OF                                                  FUND COMPLEX
                         OFFICE AND LENGTH                                                    OVERSEEN
    NAME, ADDRESS         OF TIME SERVED                                                    BY TRUSTEE/
      AND AGE OF                                       PRINCIPAL OCCUPATION(S)                OFFICER          OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER                                       DURING PAST 5 YEARS                                     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                        Treasurer from 1997  and Treasurer from December 2002 to
                        to 2003              present

                                             PADCO ADVISORS II, INC.:
                                             ------------------------
                                             Chief Executive Officer from December
                                             2003 to present; Executive Vice
                                             President of PADCO Advisors II,
                                             Inc. from December 2002 to December
                                             2003; President of PADCO Advisors
                                             II, Inc. from December 2002 to May
                                             2004 and Treasurer from December
                                             2003 to present

                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             ------------------------------
                                             Treasurer from October 2003 to April
                                             2007, and Executive Vice President
                                             from October 2003 to August 2006

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             -------------------------------
                                             Treasurer from October 2003 to April
                                             2007, and Executive Vice President
                                             from October 2003 to August 2006

                                             RYDEX ADVISORY SERVICES:
                                             ------------------------
                                             Chief Executive Officer from August
                                             2004 to present

                                             RYDEX DISTRIBUTORS, INC.:
                                             -------------------------
                                             President and Chief Executive Officer
                                             from December 2003 to present;
                                             Treasurer from December 2002 to
                                             present; Executive Vice President from
                                             December 2002 to December 2003; and
                                             Vice President from December 2001
                                             to December 2002

                                             RYDEX FUND SERVICES, INC.:
                                             --------------------------
                                             Chief Executive Officer from December
                                             2003 to present; President and Treasurer
                                             from December 2002 to present; and
                                             Executive Vice President from December
                                             2001 to December 2002
------------------------------------------------------------------------------------------------------------------------------------


                                     24






------------------------------------------------------------------------------------------------------------------------------------
                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                        THE TRUST, TERM OF                                                  FUND COMPLEX
                         OFFICE AND LENGTH                                                    OVERSEEN
    NAME, ADDRESS         OF TIME SERVED                                                    BY TRUSTEE/
      AND AGE OF                                       PRINCIPAL OCCUPATION(S)                OFFICER          OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER                                       DURING PAST 5 YEARS                                     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             RYDEX HOLDINGS, INC.:
                                             ---------------------
                                             Chief Executive Officer, President and
                                             Treasurer from December 2005 to present

                                             ADVISOR RESEARCH CENTER, INC.:
                                             ------------------------------
                                             Chief Executive Officer, President and
                                             Treasurer from May 2006 to present

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             --------------------------------
                                             Chief Executive Officer, Director and
                                             Treasurer from September 2005 to present
------------------------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour (62)  Trustee and Member   Retired from August 2006 to present.               157         None
                        of the Audit and     President and Senior Vice President of
                        Governance and       Schield Management Company (registered
                        Nominating           investment adviser) from 2003 to 2006
                        Committees from
                        2003 to present.
------------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton (67)  Trustee and Member   Retired                                            157         None
                        of the Governance
                        and Nominating
                        Committee from
                        2003 to present;
                        and Chairman of
                        the Audit
                        Committee from
                        2006 to present.
------------------------------------------------------------------------------------------------------------------------------------
John O. Demaret (68)    Chairman of the      Retired                                            157         None
                        Board from 2006 to
                        present; and
                        Trustee and Member
                        of the Audit and
                        Governance and
                        Nominating
                        Committees from
                        2003 to present.
------------------------------------------------------------------------------------------------------------------------------------



                                     25



------------------------------------------------------------------------------------------------------------------------------------
                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                        THE TRUST, TERM OF                                                  FUND COMPLEX
                         OFFICE AND LENGTH                                                    OVERSEEN
    NAME, ADDRESS         OF TIME SERVED                                                    BY TRUSTEE/
      AND AGE OF                                       PRINCIPAL OCCUPATION(S)                OFFICER          OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER                                       DURING PAST 5 YEARS                                     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Werner E. Keller (67)   Trustee and Member   Founder and President of Keller Partners,          157         None
                        of the Audit and     LLC (registered investment adviser) from
                        Governance and       2005 to present; and Retired from 2001 to
                        Nominating           2005
                        Committees from
                        2005 to present.
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon (48)    Trustee and Member   President of Global Trends Investments             157         None
                        of the Audit and     (registered investment adviser) from 1996
                        Governance and       to present
                        Nominating
                        Committees from
                        2005 to present.
------------------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville   Trustee, Chairman    Chief Executive Officer of Par Industries,         157         None
(65)                    of the Governance    Inc., d/b/a Par Leasing from 1977 to
                        and Nominating       present
                        Committee and
                        Member of the
                        Audit Committee
                        from 2003 to
                        present.
------------------------------------------------------------------------------------------------------------------------------------
Roger Somers (63)       Trustee and Member   Founder and Chief Executive Officer of             157         None
                        of the Audit and     Arrow Limousine from 1965 to present
                        Governance and
                        Nominating
                        Committees from
                        2003 to present.


------------------------------------------------------------------------------------------------------------------------------------
                                    OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Nick Bonos (44)         Vice President and   Senior Vice President of Fund Services of          157         Not Applicable
                        Treasurer from       PADCO Advisors, Inc. from August 2006 to
                        2003 to present.     present;
                                             Senior Vice President of Rydex Fund
                                             Services, Inc. from December 2003 to
                                             August 2006; Vice President of
------------------------------------------------------------------------------------------------------------------------------------



                                     26





------------------------------------------------------------------------------------------------------------------------------------
                         POSITION(S) HELD                                                    NUMBER OF
                               WITH                                                        PORTFOLIOS IN
                        THE TRUST, TERM OF                                                  FUND COMPLEX
                         OFFICE AND LENGTH                                                    OVERSEEN
    NAME, ADDRESS         OF TIME SERVED                                                    BY TRUSTEE/
      AND AGE OF                                       PRINCIPAL OCCUPATION(S)                OFFICER          OTHER DIRECTORSHIPS
   TRUSTEE/OFFICER                                       DURING PAST 5 YEARS                                     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             Accounting,
                                             Rydex Fund Services, Inc. from 2001 to
                                             2003; and Chief Financial Officer and
                                             Manager of Rydex Specialized Products, LLC
                                             from September 2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Joanna M. Haigney (41)  Chief Compliance     Chief Compliance Officer of PADCO                  157         Not Applicable
                        Officer from 2004    Advisors, Inc. and PADCO Advisors II, Inc.
                        to present; and      from May 2005 to present and Rydex Capital
                        Secretary from       Partners I, LLC and Rydex Capital Partners
                        2000 to present.     II, LLC from August 2006 to April 2007;
                                             Vice President of Compliance of PADCO
                                             Advisors, Inc. from August 2006 to
                                             present; Assistant Secretary of Rydex
                                             Distributors, Inc. from December 2001 to
                                             December 2003; and Vice President of Rydex
                                             Distributors, Inc. from December 2003 to
                                             May 2004 and Rydex Fund Services, Inc.
                                             from December 2001 to August 2006
------------------------------------------------------------------------------------------------------------------------------------
Joseph Arruda (41)      Assistant            Vice President of PADCO Advisors, Inc. and         157         Not Applicable
                        Treasurer from       PADCO Advisors II, Inc. from 2004 to
                        2006 to present.     present; Director of Accounting of PADCO
                   Advisors, Inc. and PADCO Advisors II, Inc.
                                             from 2003 to 2004; Vice President of
                                             Mutual Funds, State Street Bank & Trust
                                             from 2000 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Paula Billos (33)       Controller from      Director of Fund Administration of PADCO           157         Not Applicable
                        2006 to present.     Advisors, Inc. and PADCO Advisors II, Inc.
                                             from 2001 to present
------------------------------------------------------------------------------------------------------------------------------------

* Messrs. Verboncoeur and Byrum are "interested" persons of the Trust, as that term is defined in the 1940 Act by virtue of their affiliation with the Funds' Advisor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Board members of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

GOVERNANCE AND NOMINATING COMMITTEE. The Board has a standing Governance and Nominating Committee that is composed of each of the independent trustees of the Trust. The Governance and Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Governance and Nominating Committee is to identify, recommend and nominate candidates to fill vacancies, if any, on the Trust's Board. The Governance and Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Exchange Act in conjunction with a shareholder meeting to consider the election of Board members. The Governance and Nominating Committee also reviews the compensation for the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Governance and Nominating Committee. The Governance and Nominating Committee met twice during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Because the Funds are new, as of the date of this SAI, none of the Trustees beneficially own shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

-----------------------------------------------------------------------------------------------------------------------
                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                       DOLLAR RANGE         SHARES IN ALL RYDEX FUNDS
           NAME                           FUND NAME                   OF FUND SHARES          OVERSEEN BY TRUSTEE*
-----------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Michael P. Byrum                            None                           None                   Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Carl G. Verboncoeur                         None                           None                   Over $100,000
-----------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Corey A. Colehour                           None                           None                 $50,001-$100,000
-----------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                           None                           None                  $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------
John O. Demaret                             None                           None                   Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon                             None                           None                       None
-----------------------------------------------------------------------------------------------------------------------
Werner E. Keller                            None                           None                   Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville                       None                           None                 $50,001-$100,000
-----------------------------------------------------------------------------------------------------------------------
Roger J. Somers                             None                           None                   Over $100,000
-----------------------------------------------------------------------------------------------------------------------



                                     28




   *     Includes shares held in series of the Trust, Rydex Series Funds, Rydex
         Dynamic Funds and Rydex Variable Trust. Valuation date is December 31,
         2007.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended October 31, 2007:


--------------------------------------------------------------------------------------------------------------------
                                                        RETIREMENT
                                    AGGREGATE        BENEFITS ACCRUED     ESTIMATED ANNUAL
                                COMPENSATION FROM   AS PART OF TRUST'S     BENEFITS UPON    TOTAL COMPENSATION FROM
       NAME OF TRUSTEE                TRUST              EXPENSES            RETIREMENT           FUND COMPLEX *
--------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES**
--------------------------------------------------------------------------------------------------------------------
Carl Verboncoeur                       $0                   $0                   $0                   $0
--------------------------------------------------------------------------------------------------------------------
Michael P. Byrum                       $0                   $0                   $0                   $0
--------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                     $19,200                $0                   $0                $100,000
Corey A. Colehour

--------------------------------------------------------------------------------------------------------------------
                                     $20,300                $0                   $0                $105,000
J. Kenneth Dalton

--------------------------------------------------------------------------------------------------------------------

                                     $23,200                $0                   $0                $120,000
John O. Demaret
--------------------------------------------------------------------------------------------------------------------
                                     $19,800                $0                   $0                $102,500
Patrick T. McCarville

--------------------------------------------------------------------------------------------------------------------
                                     $19,200                $0                   $0                $100,000
Roger J. Somers

--------------------------------------------------------------------------------------------------------------------

                                     $19,200                $0                   $0                $100,000
Werner E. Keller
--------------------------------------------------------------------------------------------------------------------

                                     $19,200                $0                   $0                $100,000
Thomas F. Lydon
--------------------------------------------------------------------------------------------------------------------


   * Represents total compensation for service as Trustee of the Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex Series Funds.


   ** Messrs. Verboncoeur and Byrum are Interested Trustees, as defined above. As officers of the Advisor, they do not receive compensation from the Trust.

CODE OF ETHICS
--------------
The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING
------------
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISORY AGREEMENT
----------------------
PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994 and, together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

On January 18, 2008, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") acquired Rydex Holdings, Inc., the Advisor's parent company, together with several other Rydex entities. As a result, the Advisor has undergone a change of control and is now a subsidiary of Security Benefit. Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

Under an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. As of April 1, 2008, net assets under management of the Advisor and its affiliates were approximately $15.5 billion. Pursuant to the Advisory Agreement, the Advisor is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, expenses of the Independent Trustees (including any Independent Trustees' counsel fees) and extraordinary expenses. For its investment management services, the Funds pay the Advisor a fee fees at an annualized rate of 0.70% based on the average daily net assets of each Fund. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Because the Funds are new, the Advisor did not receive any investment advisory fees from the Funds for the most recently completed Trust fiscal year.

PORTFOLIO MANAGERS
------------------
This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

--------------------------------------------------------------------------------------------------------------------
                        REGISTERED INVESTMENT           OTHER POOLED INVESTMENT             OTHER ACCOUNTS(1)
                          COMPANIES(1,2)                     VEHICLES(1)
---------------------------------------------------------------------------------------------------------------------
                    NUMBER OF      TOTAL ASSETS       NUMBER OF      TOTAL ASSETS       NUMBER OF     TOTAL ASSETS
NAME                ACCOUNTS                         ACCOUNTS                          ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
Michael P. Byrum
                      142         $17.5 billion          0               N/A               8         < $5 million
--------------------------------------------------------------------------------------------------------------------
Michael Dellapa
                      142         $17.5 billion          0               N/A               9         < $5 million
--------------------------------------------------------------------------------------------------------------------
  Ryan Harder
                      142         $17.5 billion          0               N/A               6         < $5 million
--------------------------------------------------------------------------------------------------------------------
  Doug Holmes
                      142         $17.5 billion          0               N/A              10         < $5 million
--------------------------------------------------------------------------------------------------------------------

1       Information provided is as of February 1, 2008.

2 The portfolio managers manage two registered investment companies, the Rydex Series Funds Multi-Cap Core Equity Fund and Rydex Variable Trust Multi-Cap Core Equity Fund, that are subject to a performance based advisory fee. The two Funds had $41.1 million in assets under management as of February 1, 2008.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by three components. The first component is a comparison of the portfolio manager's Fund performance, calculated on a pre-tax basis, relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio managers. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500(R) Index, will be used for each Rydex Fund that seeks to track the performance of a published index. For a complete list and description of the external benchmarks used by the Funds, see "More Information About the Funds - Benchmarks and Investment Methodology" in the Funds' Prospectuses. An internal benchmark, such as the inverse of the S&P 500(R) Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's overall profitability as measured by its profit margin and assets under management. The third component used to determine the discretionary bonus is based on a number of more subjective, but equally important, factors, including a portfolio manager's enhancements to existing products, creation of new products and concepts, support of sales, marketing, and client service, and contributions to the advancement of the organization as a whole.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund. Dollar amount ranges disclosed are established by the SEC. Because the Funds are new, none of the portfolio managers currently "beneficially own" shares of the Funds. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY AGREEMENTS
------------------------------------------------------
State Street Bank and Trust Company (the "Administrator") serves as Administrator, Custodian and Transfer Agent for the Funds. Its principal address is P.O. Box 5049, Boston, Massachusetts 02206-5049. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under a Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. The Advisor compensates the Administrator directly for the foregoing services. Because the Funds are new, the Funds did not pay any custody, administration and transfer agency expenses for the most recently completed Trust fiscal year.

DISTRIBUTION
------------
Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.

The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of each Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by a Fund. Each Fund's current distribution and shareholder services plan, as well as a description of the services performed under the plan, is described below.

DISTRIBUTION PLAN. Each Fund has adopted a Distribution Plan applicable to the shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of a Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2009. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

Because the Funds are new, the Funds did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges, for the most recently completed Trust fiscal year.

COSTS AND EXPENSES. Each Fund bears all expenses of its operation other than those assumed by the Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

BUSINESS CONTINUITY AND DISASTER RECOVERY. The Advisor and the Distributor (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

Because the Funds are new, as of the date of this SAI, the Funds do not have any principal holders of securities.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

DTC Acts as securities depository for each Fund's shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION
--------
The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A "Business Day" with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT (LEVERAGED SELECT SECTOR FUNDS ONLY). The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities - the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Fund's Underlying Index and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- I.E., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of the shares; but the Advisor, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index being tracked by a Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding share of a Fund.

CASH PURCHASE (LEVERAGED INVERSE SELECT SECTOR FUNDS ONLY). Creation Units of the Leveraged Inverse Select Sector Funds are sold only for cash ("Cash Purchase Amount"). Creation Units are sold at the net asset value next computed, plus a transaction fee, as described below.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Funds). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) ("Closing Time"), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, I.E., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS (LEVERAGED SELECT SECTOR FUNDS ONLY). The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and
(ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE OF THE CLEARING PROCESS. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. All purchases of the Leveraged Inverse Select Sector Funds will be settled outside the Clearing Process. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date (for the Leveraged Select Sector Funds). All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component or the Cash Purchase Amount (for the Leveraged Inverse Select Sector Funds) must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities by 11:00 a.m. and the Cash Component or Cash Purchase Amount by 2:00 p.m., Eastern Time, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day based on the then current NAV of a Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

For the Leveraged Select Sector Funds, Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit

Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m. or 4:00 p.m., Eastern Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Funds if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee assessed per transaction, as follows:

--------------------------------------------------------------------------------
FUND                                                    CREATION TRANSACTION FEE
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Energy ETF                          $500
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Energy ETF                   $50
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Financial ETF                       $750
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Financial ETF                $50
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Health Care ETF                     $500
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Health Care ETF              $50
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Technology ETF                      $750
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Technology ETF               $50
--------------------------------------------------------------------------------

For the Leveraged Select Sector Funds, an additional charge of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION
----------
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Leveraged Select Sector Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee." In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

The redemption proceeds for a Creation Unit of a Leveraged Inverse Select Sector Fund will consist solely of cash in an amount equal to the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee."

PLACEMENT OF REDEMPTION ORDERS USING THE CLEARING PROCESS (LEVERAGED SELECT SECTOR FUNDS ONLY). Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE THE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the cash redemption amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m., Eastern Time, if transmitted by other means on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or
(2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, I.E., the Business Day on which the shares of a Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

For the Leveraged Select Sector Funds, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

For the Leveraged Inverse Select Sector Funds, all redemptions will be in cash.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee assessed per transaction, as follows:

--------------------------------------------------------------------------------
FUND                                                  REDEMPTION TRANSACTION FEE
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Energy ETF                         $500
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Energy ETF                  $50
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Financial ETF                      $750
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Financial ETF               $50
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Health Care ETF                    $500
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Health Care ETF             $50
--------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Technology ETF                     $750
--------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Technology ETF              $50
--------------------------------------------------------------------------------

For the Leveraged Select Sector Funds, an additional charge of up to four (4) times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating NAV."

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
---------------------------
The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended, or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

FEDERAL INCOME TAXES
--------------------
The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY (RIC) STATUS
-----------------------------------------
The Funds will seek to qualify for treatment as a RIC under the Internal Revenue Code of 1986, as amended. Provided that for each tax year each Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that a Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had a Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Internal Revenue Code of

1986, as amended, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. A Fund's shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Funds may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales and redemptions of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that others shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES
-------------------------------------------
The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. The Funds may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.

A Fund's transactions in swaps, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

BACK-UP WITHHOLDING
-------------------
In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES
------------
The Funds may be subject to tax or taxes in certain states where the Funds do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

The Trust currently consists of thirty-one (31) funds, including funds not offered in this SAI. The Board may designate additional Funds. Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Funds, and in the net distributable assets of the Funds on liquidation.

PORTFOLIO HOLDINGS
------------------
The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market. This information typically reflects a Fund's anticipated holdings on the following business day. Daily access to information concerning a Fund's portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. Because the Funds are new, the Funds do not yet disclose portfolio holdings information to any individual or entity. However, the Funds expect to disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes: State Street Bank and Trust Company, Securities Industry Automation Corporation, Goldman Sachs
Execution and Clearing, LP, Bloomberg, Thomson Financial News, ISS, and financial printers.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds' Chief Compliance  Officer,  or a Compliance Manager designated by the
Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of each Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions
(collectively, other investment positions) held by a Fund, which are not disclosed.

In addition to the permitted disclosures described above, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS
-------------
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

SHAREHOLDER INQUIRIES
---------------------
Shareholders may visit the Trust's web site at  www.rydexinvestments.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S
-----------------
The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index (the "Select Sector Indices") to track the general stock market performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names and of the Select Sector Indices which are determined, composed and calculated by a third party calculation agent without regard to Licensee or the Funds. S&P has no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the Select Sector Indices or any criteria which may underlie them. S&P is not responsible for and has not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR

ENTITY FROM THE USE OF THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE SELECT SECTOR INDICES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, serves as the independent registered public accounting firm to the Trust and the Funds and provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), P.O. Box 5049, Boston, MA 02206-5049, serves as custodian for the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

1-WA/2946769.6
                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES


I.       INTRODUCTION

         PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

         o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

         o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

         o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.      PROXY VOTING POLICIES AND PROCEDURES

A.       Proxy Voting Policies

         Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

         The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.


B.       Proxy Voting Procedures

         Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such

Guidelines may be revised
from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:

         o provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

         o deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

         o provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or serial numbers) on a regular basis; and

         o coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III.     RESOLVING POTENTIAL CONFLICTS OF INTEREST

         The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

         o managing a pension plan for a company whose management is soliciting proxies;

         o having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

         o Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

         To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

         o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

         o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

         o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

         o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.      SECURITIES SUBJECT TO LENDING ARRANGEMENTS

         For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.       SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

         Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.      ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

         Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

         (i)    The name of the issuer of the portfolio security;

         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);


         (iii)  The  Council  on  Uniform  Security  Identification   Procedures
                ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

         (iv)   The shareholder meeting date;

         (v)    A brief identification of the matter voted on;

         (vi) Whether the matter was proposed by the issuer or by a security holder;

         (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

         (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

         (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VII.      DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

         On or before August 6, 2003, Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex
Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

         Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VIII.    RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)    A copy of this Policy;

         (ii)   Proxy Statements received regarding client securities;

         (iii)  Records of votes cast on behalf of clients;

         (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

         (v)    Records of client requests for proxy voting information,

         With respect to Rydex Investments' Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

         Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES
                             -----------------------


         Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.


BOARD OF DIRECTORS
------------------

A. Director Nominees in Uncontested Elections                     Vote With Mgt.
B. Chairman and CEO is the Same Person                            Vote With Mgt.
C. Majority of Independent Directors                              Vote With Mgt.
D. Stock Ownership Requirements                                   Vote With Mgt.
E. Limit Tenure of Outside Directors                              Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection  Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                 Vote With Mgt.

PROXY CONTESTS
--------------

A. Voting for Director Nominees in Contested Election             Vote With Mgt.
B. Reimburse Proxy Solicitation                                   Vote With Mgt.

AUDITORS
--------

A. Ratifying Auditors                                             Vote With Mgt.

PROXY CONTEST DEFENSES
----------------------

A. Board Structure - Classified Board                             Vote With Mgt.
B. Cumulative Voting                                              Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                   Vote With Mgt.

TENDER OFFER DEFENSES
---------------------

A. Submit Poison Pill for shareholder ratification                Case-by-Case
B. Fair Price Provisions                                          Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                     Vote With Mgt.
    To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS
-----------------------------------

A. Confidential Voting                                            Vote With Mgt.
B. Equal Access                                                   Vote With Mgt.

C. Bundled Proposals                                              Vote With Mgt.

CAPITAL STRUCTURE
-----------------

A. Common Stock Authorization                                     Vote With Mgt.
B. Stock Splits                                                   Vote With Mgt.
C. Reverse Stock Splits                                           Vote With Mgt.
D. Preemptive Rights                                              Vote With Mgt.
E. Share Repurchase Programs                                      Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION
-----------------------------------

A. Shareholder Proposals to Limit Executive and                   Case-by-Case
    Directors Pay
B. Shareholder Ratification of Golden and Tin Parachutes          Vote With Mgt.
C. Employee Stock Ownership Plans                                 Vote With Mgt.
D. 401(k) Employee Benefit Plans                                  Vote With Mgt.

STATE OF INCORPORATION
----------------------

A. Voting on State Takeover Plans                                 Vote With Mgt.
B. Voting on Reincorporation Proposals                            Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS
------------------------------------

A. Mergers and Acquisitions                                       Case-by-Case
B. Corporate Restructuring                                        Vote With Mgt.
C. Spin-Offs Vote With Mgt.
D. Liquidations Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES
-------------------------------

A. Issues with Social/Moral Implications Vote With Mgt.



                                    A-2